                         PRINCIPAL INVESTORS FUND, INC.



                                 CLASS J SHARES






                The date of this Prospectus is May 29, 2007.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS



Risk/Return Summary .....................................................4

 LargeCap US Equity Funds
  LargeCap Growth Fund..................................................7

  LargeCap S&P 500 Index Fund...........................................10

  LargeCap Value Fund...................................................13

  Partners LargeCap Blend Fund..........................................16

  Partners LargeCap Blend Fund I........................................19

  Partners LargeCap Growth Fund I.......................................21

  Partners LargeCap Growth Fund II......................................24

  Partners LargeCap Value Fund..........................................27


 Small/MidCap US Equity Funds
  MidCap Blend Fund.....................................................30

  MidCap Growth Fund....................................................33

  MidCap S&P 400 Index Fund.............................................36

  MidCap Value Fund.....................................................39

  Partners MidCap Growth Fund...........................................42

  Partners MidCap Value Fund............................................45

  Partners SmallCap Growth Fund I.......................................48

  Partners SmallCap Growth Fund II......................................51

  Partners SmallCap Value Fund..........................................54

  Real Estate Securities Fund...........................................57

  SmallCap Blend Fund...................................................60

  SmallCap Growth Fund..................................................63

  SmallCap S&P 600 Index Fund...........................................66

  SmallCap Value Fund...................................................69


 International Equity Funds
  Diversified International Fund........................................72

  International Emerging Markets Fund...................................75

  International Growth Fund .............................................78


 Fixed Income Funds
  Bond & Mortgage Securities Fund.......................................81

  Government & High Quality Bond Fund ...................................84

  High Quality Intermediate-Term Bond Fund..............................87

  Inflation Protection Fund.............................................90

  Preferred Securities Fund.............................................93


 Short-Term Fixed Income Funds
  Money Market Fund.....................................................96

  Short-Term Bond Fund ..................................................99

  Ultra Short Bond Fund .................................................102


 Asset Allocation Funds

    Principal LifeTime Funds........................................... 105
    Principal LifeTime 2010 Fund........................................108

    Principal LifeTime 2020 Fund........................................109

    Principal LifeTime 2030 Fund........................................110

    Principal LifeTime 2040 Fund........................................111

    Principal LifeTime 2050 Fund........................................112

    Principal LifeTime Strategic Income Fund............................113

  Strategic Asset Management Portfolios.................................115

    Flexible Income Portfolio...........................................118

    Conservative Balanced Portfolio.....................................119

    Balanced Portfolio..................................................121

    Conservative Growth Portfolio.......................................122

    Strategic Growth Portfolio..........................................123


The Costs of Investing..................................................129

Distribution Plans and Intermediary Compensation........................130

Certain Investment Strategies and Related Risks.........................131

Management of the Funds .................................................138

Pricing of Fund Shares..................................................157

How to Buy Fund Shares..................................................158

How to Redeem (Sell) Shares.............................................159

How to Exchange Shares Among Principal Investors Funds..................161

Frequent Purchases and Redemptions......................................163

Dividends and Distributions.............................................164

General Information About a Fund Account................................165

Portfolio Holdings Information..........................................167

Financial Highlights....................................................167

Additional Information..................................................188

Appendix A - Summary of Principal Risks.................................189

Appendix B - Definitions of the Indices Used in this Prospectus.........195

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. is comprised of forty-four investment portfolios ("Funds") offered through this prospectus. Principal Investors Fund has hired Principal Management Corporation* ("Principal") to provide investment advisory, and other services to each of the Funds. Principal, as the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.


Princor Financial Services Corporation ("Distributor") is the Fund's principal underwriter for Class J shares of Principal Investors Fund.


Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors' experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advises are:

                    SUB-ADVISOR                                FUND(S)
                    -----------                                -------
 AllianceBernstein Investment Research and             Partners LargeCap Value
 Management                                            Partners SmallCap Growth
                                                       I

                                                       Partners LargeCap Growth
 American Century Investment Management, Inc.          II

 Ark Asset Management Co., Inc.                        Partners SmallCap Value

 Barrow, Hanley, Mewhinney & Strauss, Inc.             MidCap Value

                                                       Partners LargeCap Growth
 BNY Investment Advisors                               II
                                                       Partners LargeCap Value

 Columbus Circle Investors *                           LargeCap Growth

 Edge Asset Management, Inc. (formerly known as WM     Strategic Asset
 Advisors, Inc.) *                                     Management Portfolios

                                                       Partners SmallCap Growth
 Emerald Advisers, Inc.                                II

                                                       Partners SmallCap Growth
 Essex Investment Management Company, LLC              II

                                                       Partners LargeCap Blend
 Goldman Sachs Asset Management LP                     I

 Jacobs Levy Equity Management, Inc.                   Partners MidCap Value

 Los Angeles Capital Management and Equity Research,
 Inc.                                                  Partners SmallCap Value

 Neuberger Berman Management Inc.                      Partners MidCap Value

                                                       Bond & Mortgage
                                                       Securities
                                                       Diversified
                                                       International
                                                       Government & High
 Principal Global Investors, LLC *                     Quality Bond
                                                       High Quality
                                                       Intermediate-Term Bond
                                                       Inflation Protection
                                                       International Emerging
                                                       Markets
                                                       International Growth
                                                       LargeCap S&P 500 Index
                                                       LargeCap Value
                                                       MidCap Blend
                                                       Money Market
                                                       Principal LifeTime Funds
                                                       Short-Term Bond
                                                       SmallCap Blend
                                                       SmallCap Growth
                                                       SmallCap S&P 600 Index
                                                       SmallCap Value
                                                       Ultra Short Bond

 Principal Real Estate Investors, LLC *                Real Estate Securities

 Spectrum Asset Management, Inc. *                     Preferred Securities

                                                       Partners LargeCap Blend
 T. Rowe Price Associates, Inc.                        Partners LargeCap Growth
                                                       I

 Turner Investment Partners, Inc.                      Partners MidCap Growth

                                                       Partners SmallCap Growth
 UBS Global Asset Management (Americas) Inc.           II

*Principal Management Corporation; Columbus Circle Investors; Edge Asset
 Management, Inc. (formerly known as WM Advisors, Inc.); Principal Global
 Investors, LLC; Principal Real Estate Investors, LLC; Princor, the
 Distributor; and Spectrum Asset Management, Inc. are affiliates of Principal
 Life Insurance Company and with it are subsidiaries of Principal Financial
 Group, Inc. and members of the Principal Financial Group/(R)/.

Pursuant to an Agreement and Plan of Reorganization with WM Strategic Asset Management Portfolios, LLC (the "SAM Portfolios"), Principal Investors Fund acquired substantially all the assets of each of the SAM Portfolios effective January 12, 2007 (the "Reorganization Date") (the "WM Reorganization"). WM Advisors had served as the investment adviser to the SAM Portfolios. The Principal Investors Fund SAM Portfolios commenced operations on the effective date of the WM Reorganization by succeeding to the operations of predecessor SAM Portfolios.


CLASS J SHARES
Class J shares of each of these Funds are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation who are also employees of Principal
  Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. selected broker-dealers selling Class J shares in conjunction with the
  Principal Income IRA or 403(b) plans or health savings accounts; and .. selected broker-dealers that have entered into a selling agreement to offer
  Class J shares.

Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.


For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.


MAIN STRATEGIES AND RISKS
Each Fund's investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, market risk, and management risk (except for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and the SmallCap S&P 600 Index Fund). These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance of the Class J shares of each of the SAM Portfolios is based on the historical performance of the Class A shares of the predecessor SAM Portfolio adjusted to reflect the lack of initial sales charges and lower fund operating expenses for the Class J shares. The adjustment results in performance for the Class J shares that is likely to be different than the historical performance of the Class A shares.


Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets. Each Fund's operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses remain the same. Your actual costs of investing in a particular Fund may be higher or lower than the costs assumed for purposes of the examples.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

LARGECAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk

CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -24.84

"2002"-28.97

"2003"23.43


"2004"8.31


"2005"10.69

2006 9.07

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     13.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01-23.94%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               8.07                      2.77                        -3.53
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......            7.86                      2.70                        -3.60
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ ..............................            5.53                      2.35                        -2.98
 Russell 1000 Growth Index /(3)/ ...............            9.07                      2.69                        -1.58
 Morningstar Large Growth Category Average .....            6.93                      2.88                        -1.26
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees /(1)/ ...........          0.64%
 12b-1 Fees.......................          0.50
 Other Expenses...................          0.32
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.46%
 Expense Reimbursement /(//2//)/ .          0.05
                                            ----
                      NET EXPENSES          1.41%
 ///(1)/
  Expense information has been restated to reflect current fees. The Fund's management fees were increased effective January 16,
  2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $244     $457     $793     $1,742          $144    $457    $793     $1,742

LARGECAP S&P 500 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -12.84

"2002"-22.97

"2003"26.89


"2004"9.76


"2005"4.01

2006 14.77

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.49%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              13.77                      5.07                         1.44
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           13.54                      4.71                         1.13
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            9.26                      4.31                         1.17
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         2.94
 Morningstar Large Blend Category Average ......           14.12                      5.92                         3.10
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.15%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.18
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          0.83%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
                      NET EXPENSES          0.77%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $179     $259     $455     $1,020          $79     $259    $455     $1,020

LARGECAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -8.03

"2002"-13.72

"2003"24.11


"2004"11.43


"2005"5.91

2006 19.14

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.25%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/ //(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS (BEFORE TAXES)........................              18.14                       8.53                        6.05
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           17.15                       8.05                        5.65
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           13.08                       7.32                        5.16
 Russell 1000 Value Index /(3)/ ................           22.25                      10.86                        7.93
 Morningstar Large Value Category Average ......           18.18                       8.38                        6.38
  /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.45%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.28
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.23%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.17%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $219     $384     $670     $1,483          $119    $384    $670     $1,483

PARTNERS LARGECAP BLEND FUND

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became the Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -7.98

"2002"-17.17

"2003"22.9


"2004"9.41


"2005"4.16

2006 15.22

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.63%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEAR                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               14.22                      5.98                        3.78
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......           13.07                      5.37                        3.28
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................           10.23                      5.01                        3.13
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        2.94
 Morningstar Large Blend Category Average .......           14.12                      5.92                        3.10
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional
  Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.74%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.18
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.43%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.37%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $239     $447     $776     $1,708          $139    $447    $776     $1,708

PARTNERS LARGECAP BLEND FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2006, the range was between approximately $1.4 billion and $446.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Active Trading Risk   . Value Stock Risk      . Growth Stock Risk
  .
    Underlying Fund Risk  . Exchange Rate Risk    . Foreign Securities Risk



Goldman Sachs became Sub-Advisor to the Fund on December 16, 2002


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -17.42

"2002"-25.65

"2003"26.74


"2004"10.03


"2005"5.42

2006 13.00

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              12.00                      4.31                         0.00
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           11.99                      4.24                        -0.07
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            7.81                      3.70                        -0.02
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         2.94
 Morningstar Large Blend Category Average ......           14.12                      5.92                         3.10
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2006

                                CLASS J
 Management Fees.......          0.45%
 12b-1 Fees............          0.50
 Other Expenses /(1)/ .          0.21
                                 ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES          1.16%
 Expense Reimbursement
 /(2)//(3)/ ...........          0.07
                                 ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES          1.09%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $211     $362     $632     $1,403          $111    $362    $632     $1,403

PARTNERS LARGECAP GROWTH FUND I

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -15.12

"2002"-28.41

"2003"22.57


"2004"8.13


"2005"6.69

2006 5.34


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     12.66%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.76%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               4.34                      1.29                        -2.60
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            3.60                      0.98                        -2.85
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            3.77                      1.06                        -2.23
 Russell 1000 Growth Index /(3)/ ...............            9.07                      2.69                        -1.58
 Morningstar Large Growth Category Average .....            6.93                      2.88                        -1.26
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.74%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.31
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.55%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.49%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $484     $839     $1,840          $152    $484    $839     $1,840

PARTNERS LARGECAP GROWTH FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
          Century") and BNY Investment Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2006, the range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.


Although American Century intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Growth Stock Risk     . Foreign Securities Risk
  .Foreign Exchange
    Rate Risk



American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -18.51

"2002"-26.61

"2003"24.91


"2004"8.41


"2005"4

2006 6.91

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     14.27%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01-20.15%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               5.93                      2.02                        -2.68
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            3.84                      1.50                        -3.09
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            4.95                      1.56                        -2.38
 Russell 1000 Growth Index /(3)/ ...............            9.07                      2.69                        -1.58
 Morningstar Large Growth Category Average .....            6.93                      2.88                        -1.26
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.99%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.39
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.88%
 Expense Reimbursement
 /(2)(3)//(4)/....................          0.13
                                            ----
                      NET EXPENSES          1.75%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 /(//4//)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $278     $576     $1,002     $2,189          $178    $576    $1,002     $2,189

PARTNERS LARGECAP VALUE FUND

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein") and BNY Investment
          Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Value Stock Risk      . Foreign Securities Risk
  . Exchange Rate Risk

AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 4.60

"2002"-14.37

"2003"26.23


"2004"12.41


"2005"4.48

2006 20.98

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/ //(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR                PAST 5 YEAR                  LIFE OF FUND
 CLASS J (BEFORE TAXES .......................            19.98                       8.96                        8.96
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..            19.01                       8.56                        8.58
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/............................            14.26                       7.75                        7.77
 Russell 1000 Value Index /(3)/ ..............            22.25                      10.86                        7.93
 Morningstar Large Value Category Average ....            18.18                       8.38                        6.38
 /(1)///
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.77%
 12b-1 Fees.......................          0.50
 Other Expenses...................          0.20
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.47%
 Expense Reimbursement /(1)/ .....          0.05
                                            ----
                      NET EXPENSES          1.42%
 ///(1)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $245     $460     $798     $1,753          $145    $460    $798     $1,753

MIDCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Value Stock Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . Active Trading Risk
  . MidCap Stock Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -4.03

"2002"-9.3

"2003"30.67


"2004"16.74


"2005"8.38

2006 13.35

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.87%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-10.76%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              12.35                      11.19                        9.15
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ....           10.60                      10.44                        8.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           10.00                       9.69                        7.92
 Russell Midcap Index /(3)/ ....................           15.26                      12.88                        9.56
 Morningstar Mid-Cap Blend Category Average ....           13.92                      10.51                        8.86
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.64%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.22
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.36%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
                      NET EXPENSES          1.30%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $232     $425     $739     $1,630          $132    $425    $739     $1,630

MIDCAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk

CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001-25.41

"2002"-41.07

"2003"31.06


"2004"9.44


"2005"12.32

2006 1.41

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     35.48%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-36.65%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               0.41                      -0.76                       -5.89
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            0.41                      -0.76                       -5.89
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            0.27                      -0.64                       -4.88
 Russell Midcap Growth Index /(3)/ .............           10.66                       8.22                        2.87
 Morningstar Mid-Cap Growth Category Average ...            9.01                       6.48                        2.13
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.65%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.39
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.54%
 Expense Reimbursement/(2)//(3)/ .          0.11
                                            ----
                      NET EXPENSES          1.43%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $246     $476     $829     $1,825          $146    $476    $829     $1,825

MIDCAP S&P 400 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $522 million and $10.6 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap
400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (MidCap) Risk
  . MidCap Stock Risk                   . Derivatives Risk



NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -1.72

"2002"-16.07

"2003"33.71


"2004"15.18


"2005"11.31

2006 9.37


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     17.50%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.87%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               8.37                       9.49                        8.02
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            7.65                       9.04                        7.60
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            6.15                       8.17                        6.88
 S&P MidCap 400 Index /(3)/ ....................           10.32                      10.89                        8.89
 Morningstar Mid-Cap Blend Category Average ....           13.92                      10.51                        8.86
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.15%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.28
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          0.93%
 Expense Reimbursement /(2)//(3)/           0.07
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          0.86%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $188     $289     $508     $1,137          $88     $289    $508     $1,137

MIDCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI") and Barrow, Hanley,
         Mewhinney & Strauss, Inc. ("BHMS")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Value Stock Risk         . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 2.66

"2002"-8.95

"2003"26.8


"2004"15.67


"2005"12.13

2006 15.37



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.64%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.89%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              14.37                      11.56                       10.87
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           13.28                      10.16                        9.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           10.72                       9.50                        8.91
 Russell Midcap Value Index /(3)/ ..............           20.22                      15.88                       13.51
 Morningstar Mid-Cap Value Category Average ....           15.89                      11.55                       11.11
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.65%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.21
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.36%
 Expense Reimbursement /(2)//(3)/           0.07
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.29%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $231     $424     $738     $1,629          $131    $424    $738     $1,629

PARTNERS MIDCAP GROWTH FUND

SUB-ADVISOR(S): Turner Investment Partners, Inc. ("Turner")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk    . Underlying Fund Risk

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -28.06

"2002"-32.51

"2003"47.14


"2004"11.23


"2005"11.17

2006 5.59


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     24.74%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-31.53%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               4.59                      5.33                        -1.89
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            4.13                      5.22                        -1.97
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            3.63                      4.60                        -1.59
 Russell Midcap Growth Index /(3)/ .............           10.66                      8.22                         2.87
 Morningstar Mid-Cap Growth Category Average ...            9.01                      6.48                         2.13
 / //(//1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.29
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.79%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
                      NET EXPENSES          1.73%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $276     $557     $964     $2,100          $176    $557    $964     $2,100

PARTNERS MIDCAP VALUE FUND

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

                                                     .Market Segment (MidCap)
  . Equity Securities Risk   . Value Stock Risk        Risk
  . Small Company Risk       . MidCap Stock Risk     . Underlying Fund Risk
  .Initial Public
    Offerings Risk



Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -2.66

"2002"-10.75

"2003"34.66


"2004"21.45


"2005"9.89

2006 12.77

 LOGO

  Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '03                                    14.36%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02-14.59%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              11.77                      12.58                       10.89
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            9.87                      11.50                       10.01
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            8.96                      10.69                        9.30
 Russell Midcap Value Index /(3)/ ..............           20.22                      15.88                       13.51
 Morningstar Mid-Cap Value Category Average ....           15.89                      11.55                       11.11
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.31
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.81%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
                      NET EXPENSES          1.75%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $278     $564     $974     $2,122          $178    $564    $974     $2,122

PARTNERS SMALLCAP GROWTH FUND I

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:
.. Earnings growth potential relative to competitors
.. Market share and competitive leadership of the company's products
.. Quality of management
.. Financial condition (such as debt to equity ratio)
.. Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks of investing in the Fund are:

  .                                                 .Initial Public Offerings
    Equity Securities Risk  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                    . Growth Stock Risk     . MidCap Stock Risk
  . Exchange Rate Risk      . Small Company Risk    . Underlying Fund Risk
  .Market Segment (Mid
    Cap and Small Cap)
    Risk

Alliance became Sub-Advisor to the Fund on March 29, 2003.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 -14.64

"2002"-41.11

"2003"46.12


"2004"13.41


"2005"4.56

2006 9.31


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     27.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-26.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               8.31                      2.21                        -0.16
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            7.60                      2.08                        -0.27
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            6.35                      1.89                        -0.14
 Russell 2000 Growth Index /(3)/ ...............           13.35                      6.93                         4.05
 Morningstar Small Growth Category Average .....           10.50                      6.12                         3.61
  /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.10%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.51
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          2.11%
 Expense Reimbursement
 /(2)(3)//(4)/ ...................          0.08
                                            ----
                      NET EXPENSES          2.03%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 /(//4//)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $306     $652     $1,126     $2,434          $206    $652    $1,126     $2,434

PARTNERS SMALLCAP GROWTH FUND II

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from tim-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . MidCap Stock Risk



UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 -21.02

"2002"-25.31

"2003"43.35


"2004"9.92


"2005"6.05

2006 8.06

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                      29.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01  -31.26%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

   FOR THE PERIOD ENDED DECEMBER 31, 2006              PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES).....................               7.06                       6.16                        -1.10
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....            5.80                       5.61                        -1.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.............................            6.34                       5.29                        -0.96
 Russell 2000 Growth Index /(3)/ ..............           18.37                      11.39                         4.05
 Morningstar Small Growth Category Average ....           10.50                       6.12                         3.61
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.44
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.94%
 Expense Reimbursement
 /(2)(3)//(4)/                              0.06
                                            ----
                      NET EXPENSES          1.88%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $291     $622     $1,098     $2,423          $191    $622    $1,098     $2,423

PARTNERS SMALLCAP VALUE FUND

SUB-ADVISOR(S): Ark Asset Management Co., Inc. ("Ark Asset") and Los Angeles
          Capital Management and Equity Research, Inc. ("LA Capital")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Value Stock Risk        Risk
                                                  .Initial Public Offerings
  . MidCap Stock Risk     . Small Company Risk      Risk



Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2002"-11.11

"2003"36.62


"2004"16.81


"2005"6.62

2006 13.21

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      19.16%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.07%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              12.28                      11.36                       12.27
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ....            9.10                      10.42                       11.36
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           12.08                       9.86                       10.67
 Russell 2000 Value Index /(3)/ ................           23.48                      15.38                       15.10
 Morningstar Small Value Category Average ......           16.27                      13.85                       13.99
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.43
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.93%
 Expense Reimbursement
 /(2)(3)//(4)/                              0.07
                                            ----
                      NET EXPENSES          1.86%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $289     $599     $1,035     $2,248          $189    $599    $1,035     $2,248

REAL ESTATE SECURITIES FUND

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Fund seeks to generate a total return.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 7.34

"2002"6.87

"2003"37.01


"2004"32.94


"2005"14.7

2006 35.58


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                      17.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -7.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES).....................              34.58                      24.80                        22.11
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....           32.83                      23.44                        20.73
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.............................           24.45                      21.48                        19.08
 MSCI US REIT Index /(3)/ .....................           35.92                      23.22                        21.42
 Morningstar Specialty - Real Estate Category
 Average ......................................           33.61                      22.98                        20.90
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.84%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.20
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.54%
 Expense Reimbursement/(2)/ ......          0.05
                                            ----
                      NET EXPENSES          1.49%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $482     $835     $1,830          $152    $482    $835     $1,830

SMALLCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 6.67

"2002"-17.85

"2003"41.48


"2004"15.54


"2005"8.96

2006 13.48

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES).....................              12.48                      10.67                        10.92
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....           11.11                      10.00                        10.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ .............................            9.97                       9.25                         9.53
 Russell 2000 Index /(3)/ .....................           18.37                      11.39                         9.85
 Morningstar Small Blend Category Average .....           15.06                      11.72                        11.21
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.75%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.21
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.46%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
                      NET EXPENSES          1.40%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $243     $456     $792     $1,741          $143    $456    $792     $1,741

SMALLCAP GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Small Company Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  .                       .
    Underlying Fund Risk    Emerging Market Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 0.77

"2002"-39.83

"2003"47.12


"2004"13.61


"2005"3.6

2006 10.75

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     33.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01 -33.20%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               9.75                      2.90                         1.79
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            9.02                      2.39                         1.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            7.33                      2.42                         1.30
 Russell 2000 Growth Index /(3)/ ...............           13.35                      6.93                         4.05
 Morningstar Small Growth Category Average .....           10.50                      6.12                         3.61
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.75%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.29
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.54%
 Expense Reimbursement/(2)(3)/ ...          0.05
                                            ----
                      NET EXPENSES          1.49%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $481     $834     $1,830          $152    $481    $834     $1,830

SMALLCAP S&P 600 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $65 million and $3.7 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  .Equity Securities      .Market Segment
    Risk                    (SmallCap) Risk           . Derivatives Risk
  . Small Company Risk    . Underlying Fund Risk



NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 5.55

"2002"-15.75

"2003"36.58


"2004"21.24


"2005"6.55

2006 14.12

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     20.28%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.78%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES) .....................             13.12                      11.15                        11.29
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...           11.95                      10.71                        10.83
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.............................            9.73                       9.64                         9.77
 S&P SmallCap 600 Index /(3)/ .................           15.12                      12.49                        11.48
 Morningstar Small Blend Category Average .....           15.06                      11.72                        11.21
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.15%
 12b-1 Fees......................          0.50
 Other Expenses /(1)/ ...........          0.25
                                           ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          0.90%
 Expense Reimbursement /(2)//(3)/          0.06
                                           ----
                     NET EXPENSES          0.84%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $186     $281     $493     $1,102          $86     $281    $493     $1,102

SMALLCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Active Trading Risk   . Underlying Fund Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 9.18

"2002"-3.49

"2003"42.14


"2004"18.93


"2005"8.35

2006 17.96


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    22.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.38%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                  PAST 1 YEAR              PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES).....................                 16.96                    15.83                       15.72
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ......           15.58                    14.42                       14.24
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(//2)/..............................           11.55                    13.21                       13.09
 Russell 2000 Value Index /(3)/ ..................           23.48                    15.38                       15.15
 Morningstar Small Value Category Average ........           16.27                    13.85                       14.18
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.75%
 12b-1 Fees......................          0.50
 Other Expenses /(1)/ ...........          0.20
                                           ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.45%
 Expense Reimbursement /(2)(3)/ .          0.05
                                           ----
                     NET EXPENSES          1.40%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $243     $454     $787     $1,731          $143    $454    $787     $1,731

DIVERSIFIED INTERNATIONAL FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -24.93

"2002"-17.17

"2003"32.35


"2004"19.18


"2005"22.98

2006 27.03



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.41%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.93%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               26.03                      15.39                        7.96
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......           24.10                      14.80                        7.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................           19.06                      13.45                        6.86
 Citigroup BMI Global ex-US Index /(3)/ .........           27.28                      18.08                       10.90
 Morningstar Foreign Large Blend Category Average           24.80                      13.19                        6.61
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.90%
 12b-1 Fees........................          0.50
 Other Expenses /(1)/ .............          0.28
                                             ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          1.68%
 Expense Reimbursement /(2)(3)/ ...          0.09
                                             ----
                       NET EXPENSES          1.59%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $262     $519     $903     $1,978          $162    $519    $903     $1,978

INTERNATIONAL EMERGING MARKETS FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Small Company Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  .
    Market Segment (Small  . Emerging Market Risk    . Underlying Fund Risk
    and MidCap) Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -4.22

"2002"-7.72

"2003"54.96


"2004"24.6


"2005"34.83

2006 36.33

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     26.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-23.89%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               35.33                      26.78                       20.51
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......           32.97                      25.40                       19.41
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................           23.86                      23.28                       17.80
 MSCI Emerging Markets Free Index - NDTR /(3)/ ..           32.17                      26.59                       21.11
 Morningstar Diversified Emerging Markets
 Category Average................................           32.36                      25.98                       20.58
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,
  2006
 Management Fees /(1)/ ............         1.20%
 12b-1 Fees........................         0.50
 Other Expenses /(//2//)/ .........         0.36
                                            ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES         2.06%
 Expense Reimbursement
 /(//3//)//(4)/ ...................         0.20
                                            ----
                       NET EXPENSES         1.86%
 ///(//1//)/
  Expense information has been restated to reflect current fees. The Fund's management fees have been decreased effective October
  1, 2006.
 ///(//2//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//3//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//4//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $289     $626     $1,090     $2,374          $189    $626    $1,090     $2,374

INTERNATIONAL GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Underlying Fund Risk
  . Small Company Risk     . Growth Stock Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 -21.80

"2002"-16.86

"2003"37.37


"2004"21.58


"2005"21.41

2006 23.32

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    18.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES) ......................             22.32                      15.76                        8.26
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           19.92                      14.39                        7.19
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           16.16                      13.30                        6.74
 CITI World Ex-US BMI Growth Index /(3)/ .......           23.69                      14.72                        6.78
 Morningstar Foreign Large Growth Category
 Average .......................................           23.78                      12.54                        5.70
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees ..................          0.99%
 12b-1 Fees........................          0.50
 Other Expenses /(//1//)/ .........          0.26
                                             ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          1.75%
 Expense Reimbursement
 /(2)//(//3//)/ ...................          0.08
                                             ----
                       NET EXPENSES          1.67%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $270     $543     $941     $2,056          $170    $543    $941     $2,056

BOND & MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests at least 80% of its net assets
(plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

68.43% in securities      11.85% in securities       0.25% in securities rated
rated Aaa                 rated Baa                  Caa
4.97% in securities       3.08% in securities rated  0.02% in securities rated
rated Aa                  Ba                         Ca
8.90% in securities       2.50% in securities rated
rated A                   B



Among the principal risks of investing in the Fund are:

  .Fixed-Income                                   .U.S. Government Securities
    Securities            . Prepayment Risk         Risk
  . Active Trading Risk   . Derivatives Risk      . Portfolio Duration Risk
  .
    Municipal Securities  .High Yield
    Risk                    Securities Risk       . Underlying Fund Risk
  .U.S. Government
    Sponsored Securities
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1) /

2001 6.63

"2002"8.22

"2003"3.27


"2004"3.89


"2005"1.9

2006 3.81

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.03%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.50%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)......................                2.82                      4.20                        4.76
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......            1.34                      2.93                        3.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................            1.85                      2.84                        3.21
 Lehman Brothers Aggregate Bond Index /(3)/ .....            4.33                      5.06                        5.62
 Morningstar Intermediate-Term Bond Category
 Average.........................................            4.11                      4.61                        5.19
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.53%
 12b-1 Fees.......................          0.50
 Other Expenses/ //(1)/ ..........          0.20
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.23%
 Expense Reimbursement /(//2//)/ .          0.05
                                            ----
                      NET EXPENSES          1.18%
 ///(1)/
  The expense information has been restated to exclude interest expense paid on borrowings through reverse repurchase agreements.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $220     $385     $670     $1,483          $120    $385    $670     $1,483

GOVERNMENT & HIGH QUALITY BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                       . 2Derivatives Risk       Risk
  .U.S. Government
    Securities Risk            . Active Trading Risk   . Prepayment Risk
  .
    U.S. Government Sponsored
    Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 6.15

"2002"7.75

"2003"0.83


"2004"2.8


"2005"1.4

2006 3.51

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     3.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.78%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)......................                2.51                      3.23                        3.83
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......            1.10                      1.95                        2.41
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................            1.61                      2.00                        2.42
 Lehman Brothers Government/Mortgage Index /(3)/             4.33                      4.73                        5.23
 Morningstar Intermediate Government Category
 Average ........................................            3.44                      3.90                        4.40
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.40%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.26
                                            ----
     TOTAL FUND OPERATING EXPENSES          1.16%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
     TOTAL FUND OPERATING EXPENSES          1.10%
 ///(//1//)/
  Expense information has been restated to reflect current fees and to exclude interest expense paid on the borrowings through reverse repurchase agreements. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $212     $362     $632     $1,403          $112    $362    $632     $1,403

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in PGI's opinion, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or Baa3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.

Among the principal risks of investing in the Fund are:

  .
    Fixed-Income Securities                           .
    Risk                     . Derivatives Risk         Portfolio Duration Risk
  .U.S. Government
    Sponsored Securities     . Active Trading Risk    . Prepayment Risk
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 6.50

"2002"8.71

"2003"2.88


"2004"3.44


"2005"1.97

2006 3.62


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.46%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.47%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES) ......................               2.62                      4.10                        4.65
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......            1.38                      2.82                        3.17
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................            1.70                      2.76                        3.10
 Lehman Brothers Aggregate Bond Index /(3)/ .....            4.33                      5.06                        5.62
 Morningstar Intermediate-Term Bond Category
 Average ........................................            4.11                      4.61                        5.19
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.40%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.30
                                            ----
     TOTAL FUND OPERATING EXPENSES          1.20%
 Expense Reimbursement
 /(2)(3)//(4)/....................          0.07
                                            ----
                      NET EXPENSES          1.13%
 ///(//1//)/
  Expense information has been restated to reflect current fees and to exclude interest expense paid on the borrowings through reverse repurchase agreements. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.35%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $215     $373     $652     $1,447          $115    $373    $652     $1,447

INFLATION PROTECTION FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income and real (after-inflation) total returns.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities ("junk bonds") but not in securities rated lower than CCC- or Caa3 by S&P or Moody's or, if unrated, determined by PGI to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

88.50% in securities       3.79% in securities       0.01% in securities rated
rated Aaa                  rated Baa                 Caa
0.65% in securities rated  4.07% in securities       0.03% in securities rated
Aa                         rated Ba                  Ca
1.48% in securities rated  1.45% in securities       0.02% in securities rated
A                          rated B                   C


Among the principal risks of investing in the Fund are:

  .Fixed-Income            .Foreign Securities
    Securities Risk          Risk                  . Exchange Rate Risk
  .
    High Yield Securities
    Risk                   . Derivatives Risk      . Prepayment Risk
                                                   .
                           .Portfolio Duration       U.S. Government Securities
  . Underlying Fund Risk     Risk                    Risk
  .U.S. Government
    Sponsored Securities
    Risk



PGI has been the Fund's Sub-Advisor since December 29, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"2.32

2006 0.63

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3' 06                                      3.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06 -2.01%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                PAST 1 YEAR                        LIFE OF FUND
 CLASS J (BEFORE TAXES)...............................                     -0.34                               1.62
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..................               -1.68                               0.08
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/               -0.22                               0.50
 Lehman Brothers US Treasury TIPS Index /(3)/ ..............                0.41                               1.66
 Morningstar Long-Term Government Category Average .........                0.11                               1.04
 ///(1)/ Class J shares were first sold on December 29, 2004.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.40%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.80
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.70%
 Expense Reimbursement
 /(2)(3//)(4)/....................          0.55
                                            ----
                      NET EXPENSES          1.15%
 ///(//1//)/
  Expense information has been restated to reflect current fees and to exclude interest expense paid on the borrowings through reverse repurchase agreements. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.15%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $217     $473     $863     $1,955          $117    $473    $863     $1,955

PREFERRED SECURITIES FUND

SUB-ADVISOR(S): Spectrum Asset Management, Inc. ("Spectrum")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund's assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Sector Risk
                                                       .
  .Non-Diversification                                   Real Estate Securities
    Risk                   . Equity Securities Risk      Risk
  .U.S. Government         .U.S. Government
    Sponsored Securities     Securities Risk           . Underlying Fund Risk
    Risk

Spectrum has been the Sub-Advisor since the Fund's inception date on May 1, 2002. Class J shares were added to the Fund on December 29, 2003.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2003 9.70

"2004"3.57

"2005"0.69

2006 6.11

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.33%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -5.45%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                      PAST 1 YEAR                                  LIFE OF FUND
 CLASS J (BEFORE TAXES).................                          5.11                                         5.20
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/                         3.68                                         3.78
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES) /(2)/ ..............                         3.54                                         3.65
 Merrill Lynch Preferred Stock Hybrid
 Index /(3)/.............................                         7.67                                         6.45
 Morningstar Intermediate-Term Bond
 Category Average........................                         4.11                                         4.70
 / //(1)/Class J shares were first sold on December 29, 2003. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on May 1, 2002.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.75%
 12b-1 Fees........................          0.50
 Other Expenses /(1)/ .............          0.34
                                             ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          1.59%
 Expense Reimbursement
 /(2)(3)//(4)/ ....................          0.06
                                             ----
                       NET EXPENSES          1.53%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $256     $496     $860     $1,884          $156    $496    $860     $1,884

MONEY MARKET FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks of investing in the Fund are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

2001 3.15

"2002"0.53

"2003"0.01


"2004"0.2


"2005"2.2

2006 4.04

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                            1.18%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03 THROUGH Q2 '04                            0.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                     PAST 1 YEAR             PAST 5 YEARS               LIFE OF FUND
 CLASS J .....................................                   3.04                    1.38                       1.72
 Lehman Brothers U.S. Treasury Bellwethers 3 Month
 Index /(2)/..........................................           4.86                    2.42                       4.17
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/ Index performance does not reflect deductions for fees, expenses or taxes.
  To obtain the Fund's current yield, call
  1-800-547-7754
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees....................         0.40%
 12b-1 Fees ........................         0.25
 Other Expenses /(1)/ ..............         0.47
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.12%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $214     $356     $617     $1,363          $114    $356    $617     $1,363

SHORT-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds") into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Prepayment Risk
                                                                                     .
                                                         .U.S. Government              Real Estate Securities
                                                           Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

2001 6.33

"2002"6.77

"2003"1.81


"2004"0.45


"2005"1.42

2006 3.79

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      3.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)......................                2.79                      2.82                        3.54
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ .....            1.24                      1.65                        2.15
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(//2)/.............................            1.79                      1.72                        2.19
 Lehman Brothers MF (1-3) US Government Credit
 Index /(3//)(4)/................................            4.25                      3.27                        4.17
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index /(3)/.....................................            4.22                      3.77                        4.61
 Morningstar Short-Term Bond Category Average ...            4.01                      3.15                        3.80
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  This index is now the benchmark against which the Fund measures its performance. Principal and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.40%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.25
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.15%
 Expense Reimbursement
 /(//2//)//(3)/ ..................          0.07
                                            ----
                      NET EXPENSES          1.08%
 ///(//1//)/
  Expense information has been restated to reflect current fees and to exclude interest expense paid on the borrowings through reverse repurchase agreements. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $210     $357     $625     $1,390          $110    $357    $625     $1,390

ULTRA SHORT BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks current income while seeking capital preservation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities ("junk bonds") and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.07% in securities      15.32% in securities       0.01% in securities rated
rated Aaa                 rated Baa                  Caa
9.97% in securities       4.02% in securities rated  0.01% in securities rated
rated Aa                  Ba                         Ca
21.02% in securities      1.57% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for Aaa, A, Baa and B rated securities include unrated securities in the amount of 0.19%, 0.02%, 0.02% and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Prepayment Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Active Trading Risk
                                                         .U.S. Government
                                                           Securities Risk           . Underlying Fund Risk
  . U.S. Government Sponsored Securities Risk



Principal has been the Fund's Sub-Advisor since June 15, 2001.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"4.15

"2003"3.11


"2004"2.5


"2005"3.77

2006 4.61

LOGO

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.
 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      1.29%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q4 '04
  0.23%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES) ............. ..........
                                                            3.61                      2.75                         2.85
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            2.09                      1.75                         1.80
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            2.33                      1.76                         1.81
 6-Month LIBOR Index /(3)/ .....................            5.20                      2.66                         2.78
 Morningstar Ultrashort Bond Category Average ..            4.69                      2.55                         2.73
 /(1)/ Class J shares were first sold on June 15, 2001.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.40%
 12b-1 Fees .....................          0.50
 Other Expenses /(1)/ ...........          0.29
                                           ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.19%
 Expense Reimbursement
 /(2)(3)//(4)/ ..................          0.06
                                           ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.13%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally paid by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.20%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $215     $372     $649     $1,438          $115    $372    $649     $1,438

PRINCIPAL LIFETIME FUNDS

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "Principal LifeTime Funds").


OBJECTIVE: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the "underlying funds") that Principal and Principal Global Investors, LLC ("PGI"), the Fund's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income
Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund's underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund's shares is affected by changes in the value of the securities it owns. The Fund's performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying funds in this prospectus.


The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                               .
                                 Municipal Securities  .Portfolio Duration
  . Fixed-Income Risk            Risk                    Risk
  .U.S. Government             .U.S. Government        .High Yield Securities
    Securities Risk              Sponsored Securities    Risk
                                 Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest in overseas investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Fund is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2006, each Principal LifeTime Fund's assets were allocated among the underlying funds as identified in the table below.

                                                                                         PRINCIPAL
                                 PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                 LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                                   2010       2020       2030       2040       2050       INCOME
        UNDERLYING FUND            FUND       FUND       FUND       FUND       FUND        FUND
 Bond & Mortgage Securities        31.96%     24.33%     17.17%     11.85%      6.65%      38.47%
 Disciplined LargeCap Blend        10.37      15.43      17.31      18.94      21.09        5.33
 Inflation Protection               0.82                                                    1.31
 International Emerging Markets     0.69       0.99       1.16       1.10       1.11
 International Growth               5.93       9.55      12.12      12.61      14.91        3.71
 Large Cap Growth                   4.13       5.63       6.78       8.05       8.72        2.33
 LargeCap Value                     3.03       4.15       5.12       6.13       6.37        1.73
 Partners International             1.36       1.54       1.82       2.10       2.23        0.62
 Partners LargeCap Blend I          0.97       1.67       1.68       1.84       2.01        0.60
 Partners LargeCap Growth I         1.17       1.22       1.64       2.15       2.15        0.56
 Partners LargeCap Growth II        2.77       3.84       4.62       5.54       5.81        1.43
 Partners LargeCap Value            4.90       6.44       7.82       9.14      10.26        2.75
 Partners LargeCap Value I          0.76       0.98       1.19       1.26       1.37
 Partners MidCap Growth                        0.42       0.63       0.70       0.86
 Partners MidCap Value I                       0.43       0.64       0.71       0.87
 Partners SmallCap Growth I                               0.45       0.71       0.88
 Partners SmallCap Growth III       0.52       1.62       1.97       2.44       2.89
 Partners SmallCap Value I                                0.45       0.71       0.98
 Preferred Securities               9.14       9.25       6.13       4.05       2.72       10.04
 Real Estate Securities             8.73       8.66       7.16       4.89       2.67        6.97
 SmallCap S&P 600 Index             3.61       2.24       2.15       2.62       2.52        2.14
 SmallCap Value                     0.56       1.61       1.99       2.46       2.93
 Ultra Short Bond                   8.58                                                   22.01
                          TOTAL   100.00%    100.00%    100.00%    100.00%    100.00%     100.00%



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund's total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. An Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund's investment return is net of the operating expenses of each of the underlying funds.

                          PRINCIPAL LIFETIME 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-5.26

"2003"17.54


"2004"11.21


"2005"4.87

2006 11.42

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.65%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           10.42                      7.67                        6.55
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........            9.40                      7.06                        5.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            6.95                      6.33                        5.38
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index ...........            4.33                      5.06                        5.33
 Morningstar Conservative Allocation Category
 Average ........................................            8.17                      5.66                        4.29
 Morningstar Target-Date 2000-2014 Category
 Average/(4)/ ...................................            8.60                      5.39                        4.99
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2020 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-7.83

"2003"20.52


"2004"11.57


"2005"6.95

2006 13.68

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.88%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           12.68                      8.55                        7.26
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           11.73                      7.95                        6.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            8.48                      7.12                        6.02
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ......            4.33                      5.06                        5.33
 Morningstar Moderate Allocation Category Average           11.26                      6.09                        4.88
 Morningstar Target-Date 2015-2029 Category
 Average/(4)/ ...................................           12.41                      6.88                        5.67
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2030 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-10.96

"2003"22.14


"2004"11.92


"2005"7.66

2006 14.61

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.29%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -10.18%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES)......................              13.61                      8.48                         7.04
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......           12.75                      7.99                         6.59
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/...............................            9.11                      7.13                         5.89
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ ....            4.33                      5.06                         5.33
 Morningstar Moderate Allocation Category
 Average .......................................           11.26                      6.09                         4.88
 Morningstar Target-Date 2030+ Category
 Average/(4)/ ..................................           14.40                      7.60                         5.84
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2040 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-13.55

"2003"22.74


"2004"12.11


"2005"7.97

2006 14.85

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.28%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)......................               13.85                      8.09                        7.07
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           13.04                      7.69                        6.71
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            9.26                      6.84                        5.97
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ......            4.33                      5.06                        5.33
 Morningstar Moderate Allocation Category Average           11.26                      6.09                        4.88
 Morningstar Target-Date 2030+ Category
 Average/(4)/ ...................................           14.40                      7.60                        5.84
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2050 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-16.31

"2003"24.51


"2004"11.54


"2005"8.25

2006 15.32


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.07%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-14.88%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           14.32                      7.73                        6.26
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           13.57                      7.39                        5.94
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            9.60                      6.56                        5.28
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ......            4.33                      5.06                        5.33
 Morningstar Large Blend Category Average .......           14.12                      5.92                        4.10
 Morningstar Target-Date 2030+ Category
 Average/(4)/ ...................................           14.40                      7.60                        5.84
 /(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-2.63

"2003"13.97


"2004"10.32


"2005"3.41

2006 8.44

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     6.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-3.63%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            7.44                      6.54                         5.75
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......            6.27                      5.84                         5.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/...............................            4.96                      5.27                         4.61
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         4.10
 Lehman Brothers Aggregate Bond Index/(3)/ .....            4.33                      5.06                         5.33
 Morningstar Conservative Allocation Category
 Average .......................................            8.17                      5.66                         4.29
 Morningstar Target-Date 2000-2014 Category
 Average/(4)/ ..................................            8.60                      5.39                         4.99
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

FEES AND EXPENSES OF THE PRINCIPAL LIFETIME FUNDS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.
                         ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY
                                   NET ASSETS*

                                                          CLASS J SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PRINCIPAL
                                           PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL       LIFETIME
                                           LIFETIME       LIFETIME       LIFETIME       LIFETIME       LIFETIME        STRATEGIC
                                             2010           2020           2030           2040           2050           INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006        FUND           FUND           FUND           FUND           FUND            FUND
 Management Fees.......................     0.1225%        0.1225%        0.1225%        0.1225%        0.1225%         0.1225%
 12b-1 Fees............................     0.5000         0.5000         0.5000         0.5000         0.5000          0.5000
 Other Expenses........................     0.0600         0.0700         0.0900         0.1600         0.3100          0.1000
                                            ------      ---------         ------         ------         ------          ------
   TOTAL ANNUAL FUND OPERATING EXPENSES     0.6825%        0.6925%        0.7125%        0.7825%        0.9325%         0.7225%
 Fee Reduction and/or Expense
 Reimbursement at
 Principal LifeTime Fund level
 /(1)//(2)/............................     0.0500         0.0500         0.0500         0.0600         0.1825          0.0600
                                            ------      ---------         ------         ------         ------          ------
                           NET EXPENSES     0.6325%        0.6425%        0.6625%        0.7225%        0.7500%         0.6625%
 Acquired Fund ("Underlying Fund") Fees
 and Expenses                               0.6000         0.6800         0.6900         0.6900         0.7100          0.5600
                                            ------      ---------         ------         ------         ------          ------
   TOTAL ANNUAL FUND OPERATING EXPENSES     1.2325%        1.3225%        1.3525%        1.4125%        1.4600%         1.2225%
 ///(1)//
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) not to exceed 0.75% for the Principal LifeTime 2010 Fund, 0.75% for the Principal LifeTime 2020 Fund,
  0.75% for the Principal LifeTime 2030 Fund, 0.75% for the Principal LifeTime 2040 Fund, 0.75% for the Principal Lifetime 2050
  Fund and 0.75% for the Principal Strategic Income Fund.
 ///(2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.




EXAMPLE
The examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, including the operating expenses of the underlying funds, remain the same. If the separate Fund expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                           CLASS J SHARES
 -----------------------------------------------------------------------------------------------------
                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                               1        3        5         10            1       3       5          10
 PRINCIPAL LIFETIME
 2010 FUND                $226     $401     $698     $1,543          $126    $401    $698     $1,543
 PRINCIPAL LIFETIME
 2020 FUND                 235      429      746      1,644           135     429     746      1,644
 PRINCIPAL LIFETIME
 2030 FUND                 238      438      762      1,677           138     438     762      1,677
 PRINCIPAL LIFETIME
 2040 FUND                 244      459      797      1,754           144     459     797      1,754
 PRINCIPAL LIFETIME
 2050 FUND                 249      497      872      1,926           149     497     872      1,926
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND     225      400      697      1,542           125     400     697      1,542

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds identified below and the Money Market Fund ("Underlying Funds"). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, Income, and High Yield II Funds. Each of the SAM Portfolios may also invest in the Institutional Class shares of other equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor's discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. ("Edge").

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence



The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in this prospectus in the section entitled "SAM PORTFOLIO UNDERLYING FUNDS."


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                           .
                             Municipal Securities
  . Fixed-Income Risk        Risk                  . Portfolio Duration Risk
  .U.S. Government                                 .
    Securities Risk        . Prepayment Risk         High Yield Securities Risk
  .U.S. Government         .Real Estate
    Sponsored Securities     Securities Risk       .Eurodollar and Yankee
    Risk                                             Obligations Risk



The greater the investment by each Portfolio in Underlying Funds that invest in overseas investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


Edge has provided investment advice to each SAM Portfolios since its inception.


As of October 31, 2006, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                  FLEXIBLE           CONSERVATIVE                             CONSERVATIVE           STRATEGIC
                                   INCOME              BALANCED            BALANCED              GROWTH               GROWTH
 UNDERLYING FUND /(1)/            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
  REIT Fund                          1.07%               2.19%                3.27%               4.33%                 4.33%
  Equity Income Fund                 4.59                9.15                12.18               16.13                 17.09
  Growth & Income Fund               6.16                8.10                12.12               16.04                 17.03
  West Coast Equity Fund             1.32                4.00                 6.01                7.84                  8.88
  MidCap Stock Fund                  2.88                3.43                 5.10                6.57                  8.04
  Growth Fund                        7.35                9.93                15.87               19.66                 23.02
  SmallCap Value Fund                1.13                1.23                 2.05                2.82                  3.03
  SmallCap Growth Fund               1.08                1.13                 1.87                2.61                  2.81
  International Growth Fund                              5.40                 8.25               10.21                 11.70
  Short Term Income Fund            11.72                5.56                 0.94
  U.S. Government Securities
  Fund                              31.06               26.06                17.04                7.30
  Income Fund                       24.76               17.72                10.26                3.88
  High Yield Fund                    6.56                5.75                 4.55                2.52                  4.03
  Other Assets                       0.32                0.35                 0.49                0.09                  0.04
                       TOTAL       100.00%             100.00%              100.00%             100.00%               100.00%
 ///(1)/
  As of October 31, 2006, each of the Underlying Funds was a series of WM Group of Funds ("WMA"). Each of those WMA Underlying
  Funds has been combined into a series of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk


A bar chart and table showing the historical investment performance of each SAM-Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio's total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests no more than 30% of its net assets in underlying equity funds.


The Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1)// /

1997 8.37
1998 7.43
1999 6.82
2000 3.47
2001 2.77
2002 -0.50
2003 10.38
2004 4.10
2005 1.06
2006 5.02


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -2.39%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                        PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 CLASS J (BEFORE TAXES)  ............................               4.02                   3.95                     4.84
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ .............           2.66                   2.64                     2.94
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/...............................................           2.70                   2.61                     3.01
 Lehman Brothers Aggregate Bond Index /(//3//)/ .........           4.33                   5.06                     6.24
 S&P 500 Index /(//3//)/ ................................          15.79                   6.19                     8.42
 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond
 Index /(//3//)/.........................................           6.62                   5.44                     6.89
 Morningstar Conservative Allocation Category Average ...           8.17                   5.66                     5.91
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio invests between 40% and 80% of its net assets in a combination of underlying Fixed-Income Funds (including the underlying Money Market Fund) and between 20% and 60% of its net assets in underlying Equity Funds.

Subject to the limits in the prior paragraph, the Portfolio may invest:
.. "Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. "Up to 30% of its assets in each of the following underlying Equity Funds:
  Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

1997 6.48
1998 3.56
1999 0.33
2000 2.43
2001 0.90
2002 -4.38
2003 14.21
2004 5.74
2005 2.20
2006 6.95

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      7.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -5.18%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                        PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 CLASS J (BEFORE TAXES)  ............................               5.95                   4.77                     3.74
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...............           4.85                   3.75                     2.11
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/...............................................           4.09                   3.51                     2.18
 Lehman Brothers Aggregate Bond Index /(//3//)/ .........           4.33                   5.06                     6.24
 S&P 500 Index /(//3//)/ ................................          15.79                   6.19                     8.42
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond
 Index /(//3//)/.........................................           8.91                   5.75                     7.45
 Morningstar Conservative Allocation Category Average ...           8.17                   5.66                     5.91
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds.

The Portfolio invests between at least 30% and no more than 70% of its net assets in underlying Equity Funds and at least 30% and no more than 70% of its net assets in underlying Fixed-Income Funds and the Money Market Fund.


Subject to the limits in the prior paragraph, the Portfolio may invest:
.. "Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

1997 8.46
1998 14.22
1999 24.94
2000 -1.36
2001 -2.04
2002 -10.82
2003 19.48
2004 7.53
2005 3.53
2006 8.56


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     14.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -9.15%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                        PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 CLASS J (BEFORE TAXES)  ............................               7.56                   5.19                     6.77
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...............           6.88                   4.53                     5.25
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/........................................           5.19                   4.11                     5.00
 Lehman Brothers Aggregate Bond Index /(//3//)/ .........           4.33                   5.06                     6.24
 S&P 500 Index /(//3//)/ ................................          15.79                   6.19                     8.42
 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond
 Index /(//3//)/.........................................          11.20                   5.98                     7.88
 Morningstar Moderate Allocation Category Average .......          11.26                   6.09                     7.12
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests at least 60% of its net assets in underlying Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the following underlying Fixed-Income Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph, may invest up to 40% of their assets in each of the following underlying Equity Funds: Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.


The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

1997 6.87
1998 16.86
1999 38.04
2000 -4.48
2001 -5.69
2002 -17.01
2003 25.05
2004 9.18
2005 4.57
2006 10.10


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                          21.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '01 AND Q3 '02                             -13.04%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                             1 YEAR                5 YEARS                 10 YEARS
 CLASS J (BEFORE TAXES) .............................                 9.10                  5.46                     7.32
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..................          8.89                  5.18                     6.17
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/          6.18                  4.59                     5.75
 Lehman Brothers Aggregate Bond Index /(//3//)/ ............          4.33                  5.06                     6.24
 S&P 500 Index /(//3//)/ ...................................         15.79                  6.19                     8.42
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond
 Index /(//3//)/............................................         13.50                  6.12                     8.21
 Morningstar Moderate Allocation Category Average ..........         11.26                  6.09                     7.12
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(4)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests at least 75% of its net assets in underlying Equity Funds.


The Portfolio may invest:

  . "Up to 25% of its assets in each of the following underlying Fixed-Income
    Funds: Short-Term Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
  . "Up to 50% of its assets in each of the following underlying Equity Funds:
    Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

1997 10.50
1998 20.59
1999 42.18
2000 -5.88
2001 -8.11
2002 -22.03
2003 29.38
2004 10.29
2005 5.36
2006 11.00

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     24.75%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -17.06%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                     1 YEAR                   5 YEARS                    10 YEARS
 CLASS J (BEFORE TAXES) ...........................
                                                              10.00                     5.41                       7.87
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .........            9.81                     5.31                       6.81
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.................................            6.76                     4.64                       6.29
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...            4.33                     5.06                       6.24
 S&P 500 Index /(//3//)/ ..........................           15.79                     6.19                       8.42
 Russell 3000 Index /(//3//)/ .....................           15.72                     7.17                       8.64
 Morningstar Large Blend Category Average .........           14.12                     5.92                       7.79
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

FEES AND EXPENSES OF THE PORTFOLIOS
This section describes the fees and expenses that you may pay if you invest in the Class J shares of a Portfolio. Estimated expenses of the underlying funds in which the portfolios invest are included. The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the ''SEC''), and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Your actual costs may be higher or lower than those in the examples.

                                                                   ANNUAL FUND OPERATING EXPENSES
                                                                     (ESTIMATED)
                                                                          EXPENSES THAT ARE
                                                                     DEDUCTED FROM FUND ASSETS)
                                                                                                             ACQUIRED
                                                                                                               FUND         TOTAL
                                                                                                           ("UNDERLYING    ANNUAL
                                                                 GROSS                           NET FEES     FUND")        FUND
                                   MANAGEMENT  12B-1   OTHER    FEES AND         EXPENSE           AND       FEES AND     OPERATING
  CLASS J SHARES                      FEES     FEES   EXPENSES  EXPENSES  REIMBURSEMENT/(1)(2)/  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%     0.50%   1.78%     2.59%            1.64%           0.95%       0.56%         1.51%
 Conservative Balanced Portfolio     0.31      0.50    1.78      2.59             1.64            0.95        0.59          1.54
 Balanced Portfolio                  0.31      0.50    1.78      2.59             1.64            0.95        0.62          1.57
 Conservative Growth Portfolio       0.31      0.50    1.78      2.59             1.64            0.95        0.66          1.61
 Strategic Growth Portfolio          0.31      0.50    1.78      2.59             1.64            0.95        0.68          1.63




/ //(1)/ Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95% for SAM Flexible Income Portfolio, 0.95% for SAM Conservative Balanced Portfolio, 0.95% for SAM Balanced Portfolio, 0.95% for SAM Conservative Growth Portfolio and 0.95% for SAM Strategic Growth Portfolio.

/ //(2)/ The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.

EXAMPLE
The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                  CLASS J SHARES
 ------------------------------------------------------------------------------------------------------------------
                                         IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                        1        3          5         10            1       3         5          10
 FLEXIBLE INCOME PORTFOLIO         $254     $791     $1,482     $3,324          $154    $791    $1,482     $3,324
 CONSERVATIVE BALANCED PORTFOLIO    257      800      1,497      3,352           157     800     1,497      3,352
 BALANCED PORTFOLIO                 260      809      1,512      3,380           160     809     1,512      3,380
 CONSERVATIVE GROWTH PORTFOLIO      264      821      1,531      3,417           164     821     1,531      3,417
 STRATEGIC GROWTH PORTFOLIO         266      817      1,530      3,425           166     817     1,530      3,425

SAM PORTFOLIO UNDERLYING FUNDS

The investment strategies and principal risks for the Real Estate Securities, Disciplined LargeCap Blend, LargeCap Growth, SmallCap Value, SmallCap Growth, Diversified International and Money Market Funds are described in this Prospectus. The investment strategies and principal risks of the Equity Income I, West Coast Equity, MidCap Stock, Short-Term Income, Mortgage Securities, Income and High Yield II Funds are described below.



EQUITY INCOME FUND I . Among the principal risks of investing in the Equity Income Fund I are: equity securities risk, fixed-income securities risk, real estate securities risk, high yield securities risk, foreign securities risk, U.S. government securities risk, prepayment risk, value stock risk, exchange rate risk, derivatives risk, and underlying fund risk.


The Equity Income Fund I invests primarily (normally at least 80% of its net assets, plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth. The Fund may:
  . invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset backed-securities;
  . invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds");
  . purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets;
  . invest up to 20% of its assets in REIT securities; and . invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

 The Fund may write (sell) covered call options.



WEST COAST EQUITY FUND . Among the principal risks of investing in the West Coast Equity Fund are: equity securities risk, geographic concentration risk, real estate securities risk, foreign securities risk, exchange rate risk, derivatives risk, small company risk, high yield securities risk, and underlying fund risk.


This Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon and Washington.


Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. West Coast companies include those with:

  . principal executive offices located in the region, which includes Alaska,
    California, Oregon and Washington;
  . over 50% of their work force employed in the region; or . over 50% of their sales within the region.

In selecting investments for the Fund, the Fund's Sub-Advisor, Edge, looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.


The Fund may invest up to 20% of its assets in REIT securities and high yield fixed-income securities (sometimes called "junk bonds").


While no individual fund is intended as a complete investment program, this is particularly true of this Fund which could be adversely impacted by economic trends within this four state area.

MIDCAP STOCK FUND . Among the principal risks of investing in the MidCap Stock Fund are: equity securities risk, fixed-income securities risk, real estate securities risk, small company risk, foreign securities risk, prepayment risk, market segment (mid cap) risk, exchange rate risk, derivatives risk, and underlying fund risk.


The Fund generally invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations at the time of purchase in the range represented by companies included in the S&P Mid Cap 400 ($522 million and $10.6 billion as of December 31, 2006).


In selecting investments for the Fund, the Fund's Sub-Advisor, Edge, looks for equity investments in companies that have solid management, a competitive advantage and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P Mid Cap 400.


The Fund may also
  . invest up to 20% of its assets in REIT securities;
  . invest in fixed-income securities of any maturity, including mortgage-backed securities;
  . invest up to 20% of its assets in high yield fixed-income securities
    (commonly known as "junk bonds");
  . purchase and sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed delivery" basis in an aggregate of up to 20% of the market value of its total assets; and
  . invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


SHORT-TERM INCOME FUND . Among the principal risks of investing in the Short-Term Income Fund are: fixed-income securities risk, U.S. government securities risk, portfolio duration risk, U.S. government sponsored securities risk, real estate securities risk, prepayment risk, investment company securities risk, foreign securities risk, exchange rate risk, derivatives risk, and underlying fund risk.


The Fund invests substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor, Edge. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.


The Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.


The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, and collateralized mortgage obligations. The Fund may invest in fixed-income securities issued by REITs.


The Fund may also:
  . invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks;
  . invest up to 5% of its assets in preferred stock;
  . invest in certain illiquid investments, such as privately placed securities, including restricted securities;
  . invest up to 10% of its assets in securities of unaffiliated mutual funds;
  . borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate of up to 33 1/3% of its total assets; and . invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

MORTGAGE SECURITIES FUND . Among the principal risks of investing in the Mortgage Securities Fund are: U.S. government securities risk, U.S. government sponsored securities risk, portfolio duration risk, prepayment risk, derivatives risk, and underlying fund risk.


Edge is the Fund's Sub-Advisor. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.



INCOME FUND . Among the principal risks of investing in the Income Fund are: fixed-income securities risk, real estate securities risk, prepayment risk, foreign securities risk, U.S. government securities risk, U.S. government sponsored securities risk, high yield securities risk, exchange rate risk, derivatives risk, and underlying fund risk.


Edge is the Fund's Sub-Advisor. The Fund invests primarily in diversified pools of fixed-income securities, including corporate securities, U.S. Government securities and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in non-investment grade fixed-income securities (sometimes called "junk bonds").


The Fund invests most of its assets in:
  . fixed-income and convertible securities;
  . U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA and FHLMC or similar government agencies or government-sponsored entities;
  . commercial mortgage-backed securities;
  . obligations of U.S. banks that belong to the Federal Reserve System;
  . preferred stocks and convertible preferred stocks;
  . the highest grade commercial paper as rated by S&P, Fitch or Moody's; and . deposits in U.S. banks.

The Fund may also:
  . invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies;
  . engage in foreign currency exchange transactions for hedging or non-hedging purposes and purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date and buy and sell foreign currency futures contracts;
  . borrow up to 5% of its total net assets for emergency, non-investment purposes and enter into dollar roll transactions limited in the aggregate to no more than 25% of its total net assets;
  . purchase securities of issuers that deal in real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein;
  . purchase and sell interest rate futures and options; and . invest up to 35% of its assets in high yield fixed-income securities
    (sometimes called "junk bonds").


HIGH YIELD FUND II . Among the principal risks of investing in the High Yield Fund II are: fixed-income securities risk, high yield securities risk, equity securities risk, real estate securities risk, foreign securities risk, derivatives risk, emerging markets risk, exchange rate risk, small company risk, and underlying fund risk.


The Fund invests primarily in high-yield, high-risk non-investment-grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments.


The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by the Fund's Sub-Advisor, Edge.


The remainder of the Fund's assets may be invested in any other securities Edge believes are consistent with the Fund's objective, including higher rated fixed-income securities, REIT securities, common stocks, preferred stocks and convertible securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries and engage in hedging strategies involving options.

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS

The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

ONE-TIME FEES
.. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.
  . The CDSC is not imposed on shares:
    . that were purchased pursuant to the Small Amount Force Out program (SAFO); . redeemed within 90 days after an account is re-registered due to a shareholder's death; or
    . redeemed due to a shareholder's disability (as defined in the Internal
      Revenue Code) provided the shares were purchased prior to the disability; . redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
    . sold using a periodic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established);

    . that were purchased through the Principal Income IRA;
    . that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or . of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.
.. An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares' redemption.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying fund, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
.. Transfer Agent Fee - Principal Shareholder Services, Inc. ("PSS") has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholder, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION


Each of the Funds has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.


The Distributor for Class J shares of Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of Principal. The term "Distributor" as used in this section refers to Principal Funds Distributor.


The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the Funds are set forth below:

               FUND                   MAXIMUM ANNUALIZED RULE 12B-1 FEE
               ----                   ---------------------------------
 All Funds except Money Market Fund                 0.50%
 Money Market Fund                                  0.25%


The Distributor has contractually agreed to reduce the 12b-1 fee from 0.50% to 0.45% through December 31, 2007. The effect of this reduction will be to lower each Fund's total operating expenses and increase the Fund's total return.


The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS . Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may generally receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.


Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


This information in this section does not directly apply to the Principal LifeTime Funds or the Strategic Asset Management ("SAM") Portfolios, except to the extent the SAM Portfolios invest in securities other than the underlying funds. It does apply to the underlying funds in which the LifeTime Funds and SAM Portfolios invest. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of the investment losses.

REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities, Short-Term Bond and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING
As a principal investment strategy, the Diversified International, International Emerging Markets and International Growth Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Preferred Securities, Real Estate Securities and Short-Term Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


FUND OF FUNDS
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds.If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS


THE MANAGER

Principal Management Corporation ("Principal") serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are, effective June 1, 2007, Michael P. Finnegan, Randy L. Welch and James Fennessey. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. On behalf of PGI, Mr. Laschanzky develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Finnegan, Welch, and Fennessey implement the strategic asset allocation Mr. Laschanzky sets.


MICHAEL P. FINNEGAN, CFA. . Mr. Finnegan is a Senior Vice President of Principal and serves as the firm's Chief Investment Officer. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal's investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates' consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.



RANDY L. WELCH. . Mr. Welch is a Vice President of Principal. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch has the NASD Series 7, 24, 63 and 66 licenses and is also an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.



JAMES FENNESSEY, CFA. . Mr. Fennessey is a Research Analyst within Principal's Investment Services group. Mr. Fennessey joined the Principal Financial Group in 2000. He is a member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS

Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.


The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                                                                                       DAY-TO-DAY
           FUND                                                                        FUND MANAGEMENT
           ----                                                                        ---------------
           Partners LargeCap Value                                                     Marilyn G. Fedak
                                                                                       Mark R. Gordon
                                                                                       John Mahedy
                                                                                       Chris Marx
                                                                                       John D. Phillips, Jr.
           Partners SmallCap Growth I                                                  Bruce K. Aronow
                                                                                       Michael W. Doherty
                                                                                       N. Kumar Kirpalani
                                                                                       Samantha S. Lau
                                                                                       James Russo



BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining AllianceBernstein in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



MARILYN G. FEDAK, CFA . Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.



                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams





E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Management (US), which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone




JAMES P. BARROW . During Mr. Barrow's investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, NY, NY 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and manages investments for institutions and individuals.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  James Boffa
                                        Kurt Zyla
           Partners LargeCap Value      James Boffa
                                        Kurt Zyla




JAMES BOFFA . Mr. Boffa is a Senior Short Term Portfolio Manager in the Short Term Money Management Department of BNY. He began his career with The Bank of New York in 1980 managing an Operations Group. Mr. Boffa specializes in the management of overnight Short Term portfolios. He earned a Bachelor's degree in Business and Psychology from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           LargeCap Growth               Anthony Rizza
           MidCap Growth                 Clifford G. Fox
           Partners SmallCap Growth III  Clifford G. Fox




CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                  DAY-TO-DAY
           FUND                                   FUND MANAGEMENT
           ----                                   ---------------
           Strategic Asset Management Portfolios  Randall L. Yoakum
             Balanced Portfolio                   Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio




MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.


                                             DAY-TO-DAY
           FUND                              FUND MANAGEMENT
           ----                              ---------------
           Partners SmallCap Growth Fund II  Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined Goldman Sachs as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined Goldman Sachs as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation.

                                          DAY-TO-DAY
           FUND                           FUND MANAGEMENT
           ----                           ---------------
           Partners SmallCap Value        David R. Borger
                                          Christine M. Kugler
                                          Stuart K. Matsuda
                                          Hal W. Reynolds
                                          Thomas D. Stevens





DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.



HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.



                                            DAY-TO-DAY
           FUND                             FUND MANAGEMENT
           ----                             ---------------
           Bond & Mortgage Securities       William C. Armstrong
                                            Timothy R. Warrick
           Diversified International        Paul H. Blankenhagen
                                            Juliet Cohn
                                            Chris Ibach
           Government & High Quality Bond   Brad Fredericks
                                            Lisa A. Stange
           High Quality Intermediate-Term   William C. Armstrong
           Bond                             Timothy R. Warrick
           Inflation Protection             Martin J. Schafer
                                            Gwen Swanger
           International Emerging Markets   Michael Ade
                                            Mihail Dobrinov
                                            Michael L. Reynal
           International Growth             Steven Larson
                                            John Pihlblad
           LargeCap S&P 500 Index           Dirk Laschanzky
           LargeCap Value                   Arild Holm (05-18-07)
                                            John Pihlblad
           MidCap Blend                     K. William Nolin
           MidCap S&P 400 Index             Dirk Laschanzky
           MidCap Value                     Stephen Musser (05-18-07)
                                            Jeffrey A. Schwarte
           Money Market                     Tracy Reeg
                                            Alice Robertson
           Principal LifeTime 2010          Dirk Laschanzky
           Principal LifeTime 2020          Dirk Laschanzky
           Principal LifeTime 2030          Dirk Laschanzky
           Principal LifeTime 2040          Dirk Laschanzky
           Principal LifeTime 2050          Dirk Laschanzky
           Principal LifeTime Strategic     Dirk Laschanzky
           Income
           Short-Term Bond                  Zeid Ayer
                                            Craig Dawson
                                            Martin J. Schafer
           SmallCap Blend                   Thomas Morabito
                                            Phil Nordhus
           SmallCap Growth                  Mariateresa Monaco
           SmallCap S&P 600 Index           Dirk Laschanzky
           SmallCap Value                   Thomas Morabito
           Ultra Short Bond                 Zeid Ayer
                                            Craig Dawson

MICHAEL ADE, CFA . Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor's degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



MIHAIL DOBRINOV, CFA . Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for Principal Global Investors. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



ARILD HOLM, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees' Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor's degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal's international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

MARIATERESA MONACO . Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



STEPHEN B. MUSSER, CFA . Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor's degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor's degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for PGI's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She earned an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She has also earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Anna M. Dopkin
                                        Richard T. Whitney
           Partners LargeCap Growth I   Robert W. Sharps





ANNA M. DOPKIN, CFA . Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm's Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in it Mortgage SEcurities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.


Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she, along with Mr. Whitney, is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Tara R. Hedlund
                                        Christopher K. McHugh
                                        Jason D. Schrotberger




TARA R. HEDLUND, CFA, CPA . Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.



CHRISTOPHER K. MCHUGH . Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.



JASON D. SCHROTBERGER, CFA . Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of PGI and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.


LAWRENCE A. POST . Mr. Post is a chief executive officer and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.

ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


FEES PAID TO PRINCIPAL
The Fund pays Principal a fee for its services, which includes any fee Principal pay to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage                      Partners SmallCap
       Securities               0.53%       Growth I                    1.10%
       Diversified                          Partners SmallCap
       International            0.90%       Growth II                   1.00%
       Government & High
       Quality Bond             0.40%       Partners SmallCap Value     1.00%
       High Quality
       Intermediate-Term Bond   0.40%       Preferred Securities        0.75%
       Inflation Protection     0.40%       Principal LifeTime 2010   0.1225%
       International Emerging
       Markets                  1.35%/(1)/  Principal LifeTime 2020   0.1225%
       International Growth     0.99%       Principal LifeTime 2030   0.1225%
       LargeCap Growth          0.54%/(2)/  Principal LifeTime 2040   0.1225%
       LargeCap S&P 500 Index   0.15%       Principal LifeTime 2050   0.1225%
                                            Principal LifeTime
       LargeCap Value           0.45%       Strategic Income          0.1225%
       MidCap Blend             0.64%       Real Estate Securities      0.84%
       MidCap Growth            0.65%       SAM Balanced              N/A/(3)/
                                            SAM Conservative
       MidCap S&P 400 Index     0.15%       Balanced                  N/A/(3)/
       MidCap Value             0.65%       SAM Conservative Growth   N/A/(3)/
       Money Market             0.40%       SAM Flexible Income       N/A/(3)/
       Partners LargeCap
       Blend                    0.74%       SAM Strategic Growth      N/A/(3)/
       Partners LargeCap
       Blend I                  0.45%       Short-Term Bond             0.40%
       Partners LargeCap
       Growth I                 0.74%       SmallCap Blend              0.75%
       Partners LargeCap
       Growth II                0.99%       SmallCap Growth             0.75%
       Partners LargeCap
       Value                    0.77%       SmallCap S&P 600 Index      0.15%
       Partners MidCap Growth   1.00%       SmallCap Value              0.75%
       Partners MidCap Value    1.00%       Ultra Short Bond            0.40%

/ //(1)/ The Fund's management fees have decreased effective October 1, 2006.

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
International Emerging
Markets                          1.20%       1.18%       1.16%        1.15%




/ //(2)/ The Fund's management fees have increased effective January 16, 2007.

                             FIRST $500  NEXT $500  NEXT $1  NEXT $1   OVER $3
           FUND               MILLION     MILLION   BILLION  BILLION   BILLION
           ----               -------     -------   -------  -------   -------
LargeCap Growth                0.68%       0.65%     0.62%    0.58%     0.55%




/ //(3)/ Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2006 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II and Partners SmallCap Value Fund intend to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


NOTES:

.. If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

HOW TO BUY FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

  However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase. As of the date of this prospectus, the following Funds do not offer Class A shares: High Quality Intermediate-Term Bond; International Growth; MidCap Growth; MidCap S&P 400 Index; MidCap Value; Partners SmallCap Growth I; Partners SmallCap Value; SmallCap Growth and SmallCap S&P 600 Index.

.. The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.



PAYMENT . Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check, cashiers check or money order. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement. A ten calendar day hold will be placed on the check.


Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-247-4123 to obtain bank wire instructions.

.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248
   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
--------------
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
-------------------------
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. A sell order from one owner is binding on all joint owners.
  * a day when the NYSE is open for normal business


 Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account, .. partial interest in the account, or .. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration)
  and
.. mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

CDSC-FREE WITHDRAWAL PRIVILEGE . Sales may be subject to a CDSC. Redemption of Class J shares made through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


SELL SHARES BY MAIL:
.. Send a distribution form (available at PrincipalFunds.com or by calling
  1-800-247-4123) which is signed by the owner/owners of the account to:
    Principal Investors Fund
    P.O. Box 10423
    Des Moines, Iowa 50306-0423
.. A Medallion Signature Guarantee* will be required if the:
  . sell order is for more than $100,000;
  . check is being sent to an address other than the account address;
  . account address has been changed within 30 days of the sell order; or . check is payable to a party other than the account shareholder(s), Principal
    Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
.. The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs, corporate accounts, and certain employee sponsored benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($100 minimum amount;
  the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
.. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions; or
.. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


EXCESSIVE TRADING FEE (OTHER THAN MONEY MARKET FUND). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-247-4123).
.. via the Internet at www.principal.com.
.. calling us, if you have telephone privileges on the account.

AUTOMATIC EXCHANGE ELECTION
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application,
.. calling us if telephone privileges apply to the account from which the exchange is to be made, or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or .. your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


GENERAL
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center before the close of normal trading on the NYSE (generally 3 p.m. Central
  Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership,
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership, .. a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
.. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


EXCESSIVE TRADING FEE (OTHER THAN MONEY MARKET FUND). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by:
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and
.. Increase expenses of the Funds due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.


Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
.. Increasing the excessive trading fee to 2%, .. Increasing the excessive trading fee period from 30 days to as much as 90 days,
.. Applying the excessive trading fee to redemptions or exchanges of less than
  $30,000,
.. Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
.. Limit exchange requests to be in writing and submitted through the United
  States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities, SAM Flexible Income Portfolio, SAM Balanced
  Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, and Real Estate Securities Funds pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
.. The other Funds (except Money Market and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
.. invested in shares of another Principal Investors Fund without a sales charge
  (distributions of a Fund may be directed only to one receiving Fund); or .. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested on a monthly basis back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimate, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend will be reinvested back into additional shares of the Fund on a monthly basis.

NOTES:

.. A Fund's payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
.. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS
You will receive quarterly statements for the Funds you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . are purchases under an Automatic Investment Plan;
  . are sales under a Periodic Withdrawal Plan; or . are purchases or sales under an Automatic Exchange Election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

SIGNATURE GUARANTEES
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to change ownership of an account;
.. to add wire privileges to an existing account;
.. to change bank account information designated under an existing systematic withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.


FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.




                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.67     $ 10.94     $ 10.73      $ 10.66     $ 10.73
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.43        0.38        0.32         0.28        0.40
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.28)        0.20         0.11          -
                          Total From Investment Operations         0.47        0.10        0.52         0.39        0.40
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.43)      (0.36)      (0.31)       (0.32)      (0.41)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.43)      (0.37)      (0.31)       (0.32)      (0.47)
Net Asset Value, End of Period                                  $ 10.71     $ 10.67     $ 10.94      $ 10.73     $ 10.66
Total Return(b)...........................................        4.49%       0.85%       4.94%        3.64%       3.86%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $237,417    $211,273    $159,802     $110,398     $51,760
     Ratio of Expenses to Average Net Assets..............        1.28%       1.35%       1.36%        1.43%       1.50%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.23%       1.13%       1.32%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(d).....        1.29%       1.52%       1.37%        1.48%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.10%       3.46%       2.94%        2.65%       3.78%
     Portfolio Turnover Rate..............................       274.5% 202.1%(  e)      150.5%        91.0%       46.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.32      $ 9.27      $ 7.98       $ 6.49      $ 7.42
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.06        0.03         0.02        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.26        2.24        1.26         1.47      (0.94)
                          Total From Investment Operations         3.35        2.30        1.29         1.49      (0.93)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.46)      (0.25)          -            -           -
Net Asset Value, End of Period                                  $ 14.21     $ 11.32      $ 9.27       $ 7.98      $ 6.49
Total Return(b)...........................................       30.50%      25.24%      16.17%       22.98%    (12.53)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $192,920    $105,345     $63,380      $33,430     $10,104
     Ratio of Expenses to Average Net Assets..............        1.59%       1.69%       1.78%        2.05%       1.85%
     Ratio of Gross Expenses to Average Net Assets(f).....           -%          -% 1.79%(   g)     2.15%(g)    1.85%(g)
     Ratio of Net Investment Income to Average Net Assets.        0.69%       0.61%       0.37%        0.24%       0.03%
     Portfolio Turnover Rate..............................       107.5% 202.7%(  h) 160.2%(  i) 162.2%(   j)       71.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated without the contingent deferred sales charge.

(c) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and March 1, 2004 and ceased on February 28, 2006.

(e) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(f) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(g)  Expense  ratio without  commission  rebates.

(h)  Portfolio turnover rate excludes  approximately  $279,644,000 of securities from the  acquisition of Principal  International  Fund, Inc. and Principal
     International   SmallCap  Fund,   Inc.  and   $19,133,000   from  portfolio
     realignment.

(i) Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.


(j)  Portfolio  turnover  rate excludes  approximately  $8,876,000 of securities
     from  the   acquisitions   of  European  Fund,   Pacific  Basin  Fund,  and
     International SmallCap Fund and $5,654,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.13     $ 10.40     $ 10.37      $ 10.60     $ 10.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.38        0.32        0.28         0.25        0.40
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.02      (0.28)        0.09       (0.15)        0.10
                          Total From Investment Operations         0.40        0.04        0.37         0.10        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.38)      (0.31)      (0.34)       (0.33)      (0.45)
                         Total Dividends and Distributions       (0.38)      (0.31)      (0.34)       (0.33)      (0.45)
Net Asset Value, End of Period                                  $ 10.15     $ 10.13     $ 10.40      $ 10.37     $ 10.60
Total Return(b)...........................................        4.05%       0.37%       3.59%        0.93%       4.87%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $105,222    $108,545    $101,937      $89,856     $44,955
     Ratio of Expenses to Average Net Assets..............        1.26%       1.18%       1.18%        1.36%       1.35%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.15%       1.17%          -%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(d).....        1.26%       1.18%       1.18%        1.36%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.74%       3.07%       2.74%        2.40%       4.02%
     Portfolio Turnover Rate..............................       271.5% 542.3%(  e)       95.2%       219.5%       49.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.59     $ 10.68     $ 10.59      $ 10.58     $ 10.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.33        0.28         0.35        0.43
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.25)        0.18         0.02      (0.01)
                          Total From Investment Operations         0.46        0.08        0.46         0.37        0.42
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.11)      (0.29)       (0.36)      (0.44)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.26)      (0.17)      (0.37)       (0.36)      (0.53)
Net Asset Value, End of Period                                  $ 10.79     $ 10.59     $ 10.68      $ 10.59     $ 10.58
Total Return(b)...........................................        4.46%       0.80%       4.42%        3.55%       4.20%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $36,023     $36,958     $21,841      $17,476      $9,630
     Ratio of Expenses to Average Net Assets..............        1.35%       1.35%       1.30%        1.39%       1.35%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.18%       1.08%       1.26%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.49%       1.52%       1.30%        1.50%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.01%       3.08%       2.69%        3.31%       4.18%
     Portfolio Turnover Rate..............................       268.6% 177.4%(  g)      152.5%        71.3%       60.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.

(c) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004 and ceased on February 28, 2006.

(e) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004, and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(g) Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.





                                                                   2006 2005(    a)
                                                                   ---- ----
INFLATION PROTECTION FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 9.81     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.53        0.46
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.23)      (0.32)
                          Total From Investment Operations         0.30        0.14
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.50)      (0.33)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.51)      (0.33)
Net Asset Value, End of Period                                   $ 9.60      $ 9.81
Total Return(c)...........................................        3.08%  1.38%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,650      $3,728
     Ratio of Expenses to Average Net Assets..............        1.21% 1.35%(   e)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(f).............        1.21%    0.33%(e)
     Ratio of Gross Expenses to Average Net Assets(g).....        2.81%    4.24%(e)
     Ratio of Net Investment Income to Average Net Assets.        5.49%    5.46%(e)
     Portfolio Turnover Rate..............................        51.4%    45.5%(e)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 18.95     $ 14.90     $ 12.82       $ 8.68      $ 8.26
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.14        0.17        0.01           -       (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         6.85        5.04        2.07         4.14        0.45
                          Total From Investment Operations         6.99        5.21        2.08         4.14        0.43
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)          -           -            -       (0.01)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (1.94)      (1.16)          -            -       (0.01)
Net Asset Value, End of Period                                  $ 24.00     $ 18.95     $ 14.90      $ 12.82      $ 8.68
Total Return(c)...........................................       39.45%      36.79%      16.26%       47.70%       5.17%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $141,628     $68,971     $25,631       $8,956      $2,240
     Ratio of Expenses to Average Net Assets..............        2.04%       2.22%       2.39%        2.65%       2.30%
     Ratio of Gross Expenses to Average Net Assets(h).....           -%          -% 2.40%(   i)     3.31%(i)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.62%       1.00%       0.10%        0.05%     (0.28)%
     Portfolio Turnover Rate..............................       134.0% 181.2%(  j)      146.9%       144.7%      151.0%


(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return is calculated without the contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(g)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(h) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(i)  Expense  ratio without  commission  rebates.

(j) Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.20      $ 9.95      $ 8.28       $ 6.62      $ 7.56
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.05        0.04         0.01        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.78        2.16        1.64         1.65      (0.97)
                          Total From Investment Operations         2.81        2.21        1.68         1.66      (0.93)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.09)      (0.01)           -       (0.01)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.01)      (0.96)      (0.01)           -       (0.01)
Net Asset Value, End of Period                                  $ 13.00     $ 11.20      $ 9.95       $ 8.28      $ 6.62
Total Return(b)...........................................       26.78%      23.63%      20.30%       25.08%    (12.33)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $64,748     $44,266     $20,013       $8,079      $3,871
     Ratio of Expenses to Average Net Assets..............        1.72%       1.88%       2.00%        2.10%       1.95%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.72%       1.88%       2.00% 2.65%(    d)    1.95%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.27%       0.47%       0.43%        0.18%     (0.11)%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 6.81      $ 5.89      $ 5.72       $ 5.01      $ 6.14
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.01)      (0.04)       (0.04)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.66        0.96        0.21         0.75      (1.12)
                          Total From Investment Operations         0.65        0.95        0.17         0.71      (1.13)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
                         Total Dividends and Distributions           -       (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 7.46      $ 6.81      $ 5.89       $ 5.72      $ 5.01
Total Return(b)...........................................        9.54%      16.17%       2.97%       14.17%    (18.40)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $34,561     $20,860     $15,898      $12,629      $5,092
     Ratio of Expenses to Average Net Assets..............        1.36%       1.48%       1.53%        1.64%       1.50%
     Ratio of Gross Expenses to Average Net Assets(e).....           -%          -%    1.53%(d)     1.92%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.16)%     (0.21)%     (0.63)%      (0.72)%     (0.64)%
     Portfolio Turnover Rate..............................        93.5% 169.0%(  f)       59.8% 59.2%(    g)       29.6%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.

(d)  Expense ratio without commission rebates.

(e) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(f) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(g) Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.56      $ 8.62      $ 7.99       $ 6.72      $ 8.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.10        0.07         0.05        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.21        0.56        0.58         1.24      (1.34)
                          Total From Investment Operations         1.32        0.66        0.65         1.29      (1.31)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.13)      (0.02)       (0.02)      (0.01)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.12)      (0.72)      (0.02)       (0.02)      (0.01)
Net Asset Value, End of Period                                   $ 9.76      $ 8.56      $ 8.62       $ 7.99      $ 6.72
Total Return(b)...........................................       15.48%       7.72%       8.19%       19.19%    (16.31)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $371,614    $309,862    $247,010     $154,666     $61,111
     Ratio of Expenses to Average Net Assets..............        0.82%       0.86%       0.90%        1.11%       1.10%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       0.90%        1.13%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.16%       1.20%       0.78%        0.66%       0.51%
     Portfolio Turnover Rate..............................         3.7% 11.5%(   d)       67.3%         1.1%       67.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.19     $ 10.61      $ 9.74       $ 8.22      $ 9.09
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.10        0.06         0.03        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.95        0.98        0.82         1.50      (0.89)
                          Total From Investment Operations         2.09        1.08        0.88         1.53      (0.86)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.12)      (0.01)       (0.01)      (0.01)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.50)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period                                  $ 12.94     $ 11.19     $ 10.61       $ 9.74      $ 8.22
Total Return(b)...........................................       19.11%      10.45%       9.07%       18.60%     (9.44)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $50,418     $28,185     $18,334      $10,876      $3,683
     Ratio of Expenses to Average Net Assets..............        1.21%       1.31%       1.35%        1.62%       1.40%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.36%(   e)     1.91%(e)    1.40%(e)
     Ratio of Net Investment Income to Average Net Assets.        1.14%       0.93%       0.62%        0.38%       0.59%
     Portfolio Turnover Rate..............................        92.8% 181.1%(  f)      228.4%       179.1%      128.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(e)  Expense  ratio without  commission  rebates.

(f) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 13.52     $ 12.75     $ 11.20       $ 8.95      $ 9.23
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)        0.05          -            -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.78        1.61        1.61         2.25      (0.28)
                          Total From Investment Operations         1.77        1.66        1.61         2.25      (0.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)      (0.01)           -           -
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
                         Total Dividends and Distributions       (0.71)      (0.89)      (0.06)           -           -
Net Asset Value, End of Period                                  $ 14.58     $ 13.52     $ 12.75      $ 11.20      $ 8.95
Total Return(b)...........................................       13.54%      13.53%      14.32%       25.20%     (3.03)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $157,731    $117,300     $75,490      $41,132     $13,260
     Ratio of Expenses to Average Net Assets..............        1.35%       1.43%       1.49%        1.68%       1.60%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.49%(   d)     1.78%(d)    1.60%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.07)%       0.35%       0.27%      (0.27)%          -%
     Portfolio Turnover Rate..............................        43.4% 133.8%(  e) 60.8%(   f) 35.3%(    g)       62.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 5.95      $ 5.17      $ 5.06       $ 3.94      $ 5.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)      (0.07)      (0.06)       (0.06)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.43        0.85        0.17         1.18      (1.69)
                          Total From Investment Operations         0.37        0.78        0.11         1.12      (1.75)
Net Asset Value, End of Period                                   $ 6.32      $ 5.95      $ 5.17       $ 5.06      $ 3.94
Total Return(b)...........................................        6.22%      15.09%       2.17%       28.43%    (30.76)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,359     $18,341     $14,824      $10,116      $4,128
     Ratio of Expenses to Average Net Assets..............        1.48%       1.58%       1.65%        1.83%       1.64%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%    1.65%(d)     2.23%(d)    1.65%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.98)%     (1.21)%     (1.13)%      (1.38)%     (1.27)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(f) Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(g) Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 13.29     $ 11.77     $ 10.84       $ 8.42      $ 9.07
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.04        0.01       (0.01)          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.53        1.85        1.04         2.43      (0.58)
                          Total From Investment Operations         1.61        1.89        1.05         2.42      (0.58)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.58)      (0.37)      (0.12)           -       (0.07)
Net Asset Value, End of Period                                  $ 14.32     $ 13.29     $ 11.77      $ 10.84      $ 8.42
Total Return(b)...........................................       12.44%      16.31%       9.72%       28.74%     (6.52)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $34,547     $27,806     $19,932      $13,620      $6,373
     Ratio of Expenses to Average Net Assets..............        0.91%       0.99%       1.04%        1.28%       1.10%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       1.04%        1.48%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.54%       0.35%       0.11%      (0.10)%          -%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 14.26     $ 12.85     $ 11.68       $ 9.68      $ 9.91
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.05        0.02         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.20        1.16         2.01        0.04
                          Total From Investment Operations         2.06        2.25        1.18         2.02        0.05
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.02)      (0.01)       (0.02)      (0.01)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.13)      (0.84)      (0.01)       (0.02)      (0.28)
Net Asset Value, End of Period                                  $ 14.19     $ 14.26     $ 12.85      $ 11.68      $ 9.68
Total Return(b)...........................................       16.12%      18.24%      10.15%       20.88%       0.24%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $129,753    $111,378     $77,354      $47,750     $20,879
     Ratio of Expenses to Average Net Assets..............        1.34%       1.41%       1.47%        1.70%       1.58%
     Ratio of Gross Expenses to Average Net Assets(d).....           -%          -% 1.48%(   e)     1.77%(e)    1.60%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.71%       0.34%       0.12%        0.06%       0.13%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(e)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02          -            -         0.01
                          Total From Investment Operations         0.04        0.02          -            -         0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)          -            -       (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)          -            -       (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return(b)...........................................        3.82%       1.79%       0.08%        0.06%       0.68%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $157,486    $143,460    $132,551      $95,332     $36,795
     Ratio of Expenses to Average Net Assets..............        1.11%       1.15%       1.17%        1.21%       1.35%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.11%       1.15%       1.43%        1.54%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.76%       1.78%       0.09%        0.04%       0.59%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.10      $ 9.95      $ 9.22       $ 8.05      $ 8.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.04          -          0.01        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.44        0.77        0.73         1.16      (0.99)
                          Total From Investment Operations         1.48        0.81        0.73         1.17      (0.94)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.09)          -            -           -
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.46)      (0.66)          -            -           -
Net Asset Value, End of Period                                  $ 11.12     $ 10.10      $ 9.95       $ 9.22      $ 8.05
Total Return(b)...........................................       15.02%       8.29%       7.95%       14.53%    (10.46)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $109,445     $69,766     $43,662      $20,880      $5,315
     Ratio of Expenses to Average Net Assets..............        1.42%       1.49%       1.53%        1.70%       1.68%
     Ratio of Gross Expenses to Average Net Assets(d).....           -%          -% 1.56%(   e)     1.92%(e)    1.70%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.40%       0.41%       0.04%        0.17%       0.24%
     Portfolio Turnover Rate..............................        52.1% 51.8%(   f)       93.9%        41.7%       71.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated without the contingent deferred sales charge.

(c) Expense ratio without the Managers' voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(e)  Expense  ratio without  commission  rebates.

(f) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and
     $136,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.27      $ 7.67      $ 7.08       $ 6.00      $ 7.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.06        0.02         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.09        0.64        0.58         1.08      (1.51)
                          Total From Investment Operations         1.15        0.70        0.60         1.09      (1.50)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.06)      (0.01)       (0.01)      (0.01)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.05)      (0.10)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period                                   $ 9.37      $ 8.27      $ 7.67       $ 7.08      $ 6.00
Total Return(b)...........................................       14.01%       9.06%       8.45%       18.16%    (20.02)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $48,534     $33,926     $25,189      $15,775      $8,756
     Ratio of Expenses to Average Net Assets..............        1.14%       1.20%       1.26%        1.44%       1.40%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.26%(   d)     1.50%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.64%       0.78%       0.28%        0.19%       0.12%
     Portfolio Turnover Rate..............................        65.1% 148.8%(  e)       76.5%        82.9%       89.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and
     $268,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period......................       $ 7.63      $ 6.91      $ 6.70       $ 5.89      $ 7.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.02)      (0.04)      (0.06)       (0.05)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.49        0.79        0.27         0.86      (1.40)
                          Total From Investment Operations         0.47        0.75        0.21         0.81      (1.42)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 7.79      $ 7.63      $ 6.91       $ 6.70      $ 5.89
Total Return(b)...........................................        6.09%      10.94%       3.13%       13.75%    (19.43)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $37,584     $27,706     $17,673       $9,744      $4,306
     Ratio of Expenses to Average Net Assets..............        1.54%       1.65%       1.72%        1.89%       1.70%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.54%       1.65% 1.78%(   d)     2.27%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.31)%     (0.49)%     (0.82)%      (0.76)%     (0.73)%
     Portfolio Turnover Rate..............................        58.5% 66.5%(   e)      157.8%       130.9%      182.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period......................       $ 7.71      $ 7.38      $ 7.00       $ 5.99      $ 7.27
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.05)      (0.03)      (0.06)       (0.06)      (0.21)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.86        0.51        0.44         1.07      (1.07)
                          Total From Investment Operations         0.81        0.48        0.38         1.01      (1.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.15)          -            -           -
Net Asset Value, End of Period                                   $ 8.43      $ 7.71      $ 7.38       $ 7.00      $ 5.99
Total Return(b)...........................................       10.56%       6.52%       5.43%       16.86%    (17.61)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,866     $10,661      $7,723       $4,234      $2,425
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.79%        1.95%       1.95%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.87%       2.00%       2.10%        2.97%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.66)%     (0.45)%     (0.88)%      (0.93)%     (1.01)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004 and ceased on February 28, 2006.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 13.34     $ 12.58     $ 11.34       $ 9.33     $ 10.42
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.10        0.08         0.08        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.48        0.93        1.23         1.94      (1.07)
                          Total From Investment Operations         2.63        1.03        1.31         2.02      (1.05)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.17)      (0.07)       (0.01)          -
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.59)      (0.27)      (0.07)       (0.01)      (0.04)
Net Asset Value, End of Period                                  $ 15.38     $ 13.34     $ 12.58      $ 11.34      $ 9.33
Total Return(b)...........................................       20.37%       8.25%      11.56%       21.64%    (10.13)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $104,621     $69,104     $41,043      $16,843      $5,816
     Ratio of Expenses to Average Net Assets..............        1.47%       1.54%       1.63%        1.75%       1.75%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.64%(   d)     2.01%(d)    1.75%(d)
     Ratio of Net Investment Income to Average Net Assets.        1.03%       0.78%       0.64%        0.79%       0.68%
     Portfolio Turnover Rate..............................        20.7% 28.1%(   e)       26.4%        16.2%        7.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.43      $ 7.20      $ 7.03       $ 5.03      $ 6.28
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.09)      (0.12)      (0.12)       (0.10)      (0.09)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.81        1.35        0.29         2.10      (1.16)
                          Total From Investment Operations         0.72        1.23        0.17         2.00      (1.25)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.08      $ 8.43      $ 7.20       $ 7.03      $ 5.03
Total Return(b)...........................................        8.51%      17.08%       2.42%       39.76%    (19.90)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $27,963     $22,011     $15,436       $9,625      $2,648
     Ratio of Expenses to Average Net Assets..............        1.78%       1.89%       1.92%        1.95%       1.95%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.78%       1.89%    2.02%(d)     2.72%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.02)%     (1.51)%     (1.63)%      (1.73)%     (1.72)%
     Portfolio Turnover Rate..............................       145.8% 185.7%(  g)      163.7%       163.3%      225.6%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and
     $331,000  from  portfolio  realignment.

(f) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.


(g) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and
     $23,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 14.46     $ 13.46     $ 11.75       $ 9.21      $ 9.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.09)      (0.10)       (0.09)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.09        2.07        1.97         2.63      (0.10)
                          Total From Investment Operations         2.08        1.98        1.87         2.54      (0.14)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
                         Total Dividends and Distributions       (1.33)      (0.98)      (0.16)           -           -
Net Asset Value, End of Period                                  $ 15.21     $ 14.46     $ 13.46      $ 11.75      $ 9.21
Total Return(b)...........................................       15.09%      15.19%      16.06%       27.58%     (1.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,782     $75,737     $32,930      $12,295      $4,573
     Ratio of Expenses to Average Net Assets..............        1.80%       1.85%       1.93%        1.94%       1.95%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.80%       1.85% 1.96%(   d)     2.49%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.07)%     (0.61)%     (0.77)%      (0.89)%     (0.94)%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.02      $ 7.33      $ 6.75       $ 4.92      $ 7.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.16)      (0.14)      (0.13)       (0.10)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.97        0.83        0.71         1.93      (2.14)
                          Total From Investment Operations         0.81        0.69        0.58         1.83      (2.20)
Net Asset Value, End of Period                                   $ 8.83      $ 8.02      $ 7.33       $ 6.75      $ 4.92
Total Return(b)...........................................       10.10%       9.41%       8.59%       37.20%    (30.90)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,581      $8,323      $8,026       $5,932      $1,386
     Ratio of Expenses to Average Net Assets..............        2.05%       2.05%       2.05%        2.05%       2.05%
     Ratio of Gross Expenses to Average Net Assets(e).....        2.08%       2.21%    2.24%(d)     3.39%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.76)%     (1.80)%     (1.86)%      (1.85)%     (1.85)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on February 28, 2006.

(d)  Expense ratio without commission rebates.

(e)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.19      $ 7.54      $ 7.44       $ 5.47      $ 6.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.13)      (0.14)      (0.13)       (0.10)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.10        1.01        0.27         2.07      (0.53)
                          Total From Investment Operations         0.97        0.87        0.14         1.97      (0.57)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 8.68      $ 8.19      $ 7.54       $ 7.44      $ 5.47
Total Return(b)...........................................       12.12%      11.63%       1.94%       36.01%     (9.44)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,405      $9,483      $6,025       $3,303      $1,099
     Ratio of Expenses to Average Net Assets..............        1.93%       2.05%       2.05%        2.03%       1.93%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.93%       2.14% 2.30%(   d)     3.66%(d)    1.95%(d)
     Ratio of Net Investment Income to Average Net Assets.      (1.55)%     (1.78)%     (1.75)%      (1.64)%     (1.64)%
     Portfolio Turnover Rate..............................        80.7% 53.4%(   e)       69.4%       115.9%      120.1%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 16.49     $ 14.53     $ 12.89       $ 9.46      $ 9.94
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.15)      (0.14)      (0.13)       (0.11)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.14        2.10        1.77         3.63      (0.28)
                          Total From Investment Operations         1.99        1.96        1.64         3.52      (0.33)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 17.16     $ 16.49     $ 14.53      $ 12.89      $ 9.46
Total Return(b)...........................................       12.65%      13.49%      12.73%       37.53%     (3.55)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $11,900     $10,055      $6,843       $5,962      $4,867
     Ratio of Expenses to Average Net Assets..............        1.91%       1.95%       1.95%        1.95%       1.95%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.91%       2.05%    2.11%(d)        2.57%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.90)%     (0.85)%     (0.90)%      (1.00)%     (1.15)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and
     $84,000 from portfolio realignment.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.





                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PREFERRED SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.48     $ 11.25     $ 11.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.51        0.52        0.48
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.10      (0.38)      (0.27)
                          Total From Investment Operations         0.61        0.14        0.21
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.47)      (0.91)          -
                         Total Dividends and Distributions       (0.47)      (0.91)          -
Net Asset Value, End of Period                                  $ 10.62     $ 10.48     $ 11.25
Total Return(c)...........................................        5.95%       1.27%  1.90%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $24,881     $24,037     $16,472
     Ratio of Expenses to Average Net Assets..............        1.58%       1.60% 1.59%(   e)
     Ratio of Gross Expenses to Average Net Assets(f).....        1.58%       1.63%    2.13%(e)
     Ratio of Net Investment Income to Average Net Assets.        4.92%       4.84%    5.13%(e)
     Portfolio Turnover Rate..............................        22.4%       17.8%    14.0%(e)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.07     $ 11.59     $ 10.60       $ 9.36      $ 9.83
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.33        0.29        0.13         0.04        0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.08        0.53        0.95         1.26      (0.51)
                          Total From Investment Operations         1.41        0.82        1.08         1.30      (0.41)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.24)      (0.09)       (0.06)      (0.06)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.31)      (0.34)      (0.09)       (0.06)      (0.06)
Net Asset Value, End of Period                                  $ 13.17     $ 12.07     $ 11.59      $ 10.60      $ 9.36
Total Return(c)...........................................       11.88%       7.20%      10.21%       13.92%     (4.16)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $191,674    $106,539     $59,805      $27,052      $5,071
     Ratio of Expenses to Average Net Assets(g)...........        0.69%       0.73%       0.78%        1.05%       1.05%
     Ratio of Gross Expenses to Average Net Assets(g),(h).        0.69%          -%       0.78%        1.05%          -%
     Ratio of Net Investment Income to Average Net Assets.        2.66%       2.46%       1.16%        0.39%       1.79%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


(a)  Period from December 29, 2003, date operations  commenced,  through October
     31, 2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return is calculated without the contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1,  2004.  The  contractual  expense  limit  began on March  1,  2006.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.24     $ 11.48     $ 10.53       $ 9.11      $ 9.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.28        0.24        0.11         0.03        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.46        0.84        0.95         1.43      (0.63)
                          Total From Investment Operations         1.74        1.08        1.06         1.46      (0.54)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.24)      (0.23)      (0.11)       (0.04)      (0.04)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.32)      (0.11)       (0.04)      (0.04)
Net Asset Value, End of Period                                  $ 13.64     $ 12.24     $ 11.48      $ 10.53      $ 9.11
Total Return(b)...........................................       14.55%       9.52%      10.10%       16.09%     (5.56)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $356,350    $187,253     $97,035      $45,114      $8,645
     Ratio of Expenses to Average Net Assets(c)...........        0.69%       0.73%       0.78%        1.01%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.69%          -%       0.78%        1.01%          -%
     Ratio of Net Investment Income to Average Net Assets.        2.21%       2.02%       1.01%        0.31%       1.46%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.06     $ 11.18     $ 10.21       $ 8.74      $ 9.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.24        0.19        0.08       (0.01)        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.60        0.98        0.96         1.49      (0.78)
                          Total From Investment Operations         1.84        1.17        1.04         1.48      (0.71)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.21)      (0.07)       (0.01)      (0.05)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.35)      (0.29)      (0.07)       (0.01)      (0.05)
Net Asset Value, End of Period                                  $ 13.55     $ 12.06     $ 11.18      $ 10.21      $ 8.74
Total Return(b)...........................................       15.51%      10.57%      10.18%       16.91%     (7.52)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $292,775    $157,396     $95,677      $55,252      $7,610
     Ratio of Expenses to Average Net Assets(c)...........        0.72%       0.79%       0.87%        1.09%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.72%          -%       0.87%        1.09%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.88%       1.59%       0.75%      (0.06)%       0.96%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7% 52.4%(    e)       19.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Does not include expenses of the investment companies in which the Fund invests.

(d)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1, 2004. The contractual expense limit began on March 1, 2006.

(e) Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.12     $ 11.14     $ 10.15       $ 8.66      $ 9.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.20        0.13        0.03       (0.07)        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.70        1.11        0.97         1.56      (0.88)
                          Total From Investment Operations         1.90        1.24        1.00         1.49      (0.84)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.19)      (0.18)      (0.01)           -       (0.04)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.30)      (0.26)      (0.01)           -       (0.05)
Net Asset Value, End of Period                                  $ 13.72     $ 12.12     $ 11.14      $ 10.15      $ 8.66
Total Return(b)...........................................       15.89%      11.25%       9.86%       17.26%     (8.89)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $110,477     $50,858     $26,053      $12,332      $3,304
     Ratio of Expenses to Average Net Assets(c)...........        0.76%       0.87%       0.97%        1.60%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.77%          -%       0.97%        1.66%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.52%       1.07%       0.29%      (0.71)%       0.45%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.55     $ 10.55      $ 9.67       $ 8.15      $ 9.20
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.03      (0.08)       (0.08)        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.72        1.20        0.96         1.60      (1.04)
                          Total From Investment Operations         1.87        1.23        0.88         1.52      (1.00)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)      (0.16)          -            -       (0.05)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.27)      (0.23)          -            -       (0.05)
Net Asset Value, End of Period                                  $ 13.15     $ 11.55     $ 10.55       $ 9.67      $ 8.15
Total Return(b)...........................................       16.37%      11.72%       9.10%       18.67%    (10.98)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $22,053      $9,276      $3,887       $1,636        $776
     Ratio of Expenses to Average Net Assets(c)...........        0.81%       1.21%       1.68%        1.70%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(e).        0.92%       1.21%       1.73%        4.30%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.22%       0.27%     (0.74)%      (0.97)%       0.35%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Does not include expenses of the investment companies in which the Fund invests.

(d)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1, 2004. The contractual  expense limit began on March 1, 2006.

(e)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.93     $ 11.70     $ 10.72       $ 9.68      $ 9.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.40        0.34        0.13         0.02        0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.67        0.26        0.94         1.06      (0.33)
                          Total From Investment Operations         1.07        0.60        1.07         1.08      (0.23)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.26)      (0.24)      (0.09)       (0.03)      (0.08)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.38)      (0.37)      (0.09)       (0.04)      (0.08)
Net Asset Value, End of Period                                  $ 12.62     $ 11.93     $ 11.70      $ 10.72      $ 9.68
Total Return(b)...........................................        9.20%       5.13%      10.04%       11.15%     (2.29)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $81,151     $57,536     $24,991       $8,325        $754
     Ratio of Expenses to Average Net Assets(c)...........        0.71%       0.77%       0.86%        1.30%       1.04%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.71%          -%       0.86%        1.94%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.27%       2.80%       1.12%        0.20%       1.84%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 20.19     $ 18.28     $ 14.42      $ 11.07     $ 10.45
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.28        0.28         0.37        0.30
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.68        3.14        3.97         3.22        0.62
                          Total From Investment Operations         7.80        3.42        4.25         3.59        0.92
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)      (0.46)      (0.25)       (0.24)      (0.30)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.78)      (1.51)      (0.39)       (0.24)      (0.30)
Net Asset Value, End of Period                                  $ 27.21     $ 20.19     $ 18.28      $ 14.42     $ 11.07
Total Return(b)...........................................       39.86%      19.47%      30.09%       32.98%       8.88%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $231,200    $147,059     $95,696      $51,874     $20,110
     Ratio of Expenses to Average Net Assets..............        1.53%       1.63%       1.68%        1.90%       1.80%
     Ratio of Gross Expenses to Average Net Assets(e).....           -%          -% 1.68%(   f)     1.95%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.50%       1.42%       1.72%        2.95%       2.83%
     Portfolio Turnover Rate..............................        37.8% 26.7%(   g)       67.9%        35.4%       46.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Does not include expenses of the investment companies in which the Fund invests.

(d)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1, 2004. The contractual  expense limit began on March 1, 2006.

(e) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(f)  Expense  ratio without  commission  rebates.

(g) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 9.98     $ 10.24     $ 10.38      $ 10.39     $ 10.54
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.27        0.22         0.25        0.37
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.23)      (0.09)         0.02      (0.04)
                          Total From Investment Operations         0.38        0.04        0.13         0.27        0.33
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.42)      (0.30)      (0.23)       (0.28)      (0.37)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.42)      (0.30)      (0.27)       (0.28)      (0.48)
Net Asset Value, End of Period                                   $ 9.94      $ 9.98     $ 10.24      $ 10.38     $ 10.39
Total Return(b)...........................................        3.86%       0.39%       1.27%        2.64%       3.33%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $53,927     $45,825     $45,294      $35,847     $12,108
     Ratio of Expenses to Average Net Assets..............        1.36%       1.27%       1.18%        1.33%       1.35%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.13%       1.15%          -%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(d).....        1.36%       1.27%       1.18%        1.33%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.72%       2.65%       2.15%        2.46%       3.56%
     Portfolio Turnover Rate..............................        49.1% 110.8%(  e)       61.5%        72.3%      105.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 15.40     $ 14.00     $ 12.96       $ 9.51     $ 10.38
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.03)      (0.06)      (0.05)       (0.05)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.25        2.31        1.12         3.50      (0.83)
                          Total From Investment Operations         2.22        2.25        1.07         3.45      (0.85)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.02)
Net Asset Value, End of Period                                  $ 16.68     $ 15.40     $ 14.00      $ 12.96      $ 9.51
Total Return(b)...........................................       14.90%      16.49%       8.26%       36.28%     (8.23)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $146,800    $113,607     $77,396      $47,377     $17,167
     Ratio of Expenses to Average Net Assets..............        1.45%       1.50%       1.58%        1.70%       1.70%
     Ratio of Gross Expenses to Average Net Assets(f).....           -%          -% 1.58%(   g)     1.84%(g)    1.70%(g)
     Ratio of Net Investment Income to Average Net Assets.      (0.20)%     (0.42)%     (0.35)%      (0.48)%     (0.44)%
     Portfolio Turnover Rate..............................       103.0% 137.4%(  h)       98.5%       113.2%      108.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004 and ceased on February 28, 2006.


(e) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

(f) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(g)  Expense  ratio without  commission  rebates.

(h) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 7.87      $ 7.52      $ 7.29       $ 4.84      $ 7.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.07)      (0.08)      (0.08)       (0.08)      (0.20)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.12        0.83        0.31         2.53      (1.91)
                          Total From Investment Operations         1.05        0.75        0.23         2.45      (2.11)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 8.42      $ 7.87      $ 7.52       $ 7.29      $ 4.84
Total Return(b)...........................................       13.69%       9.98%       3.16%       50.62%    (30.92)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $35,009     $29,405     $25,984      $16,886      $4,449
     Ratio of Expenses to Average Net Assets..............        1.53%       1.59%       1.68%        1.88%       1.70%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       1.69% 2.18%(    d)    1.70%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.88)%     (0.97)%     (1.06)%      (1.26)%     (1.27)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 15.99     $ 14.40     $ 12.49       $ 9.50     $ 10.14
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.02          -           -        (0.05)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.36        2.00        1.91         3.04      (0.49)
                          Total From Investment Operations         2.38        2.00        1.91         2.99      (0.50)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.05)          -            -           -
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.38)      (0.41)          -            -       (0.14)
Net Asset Value, End of Period                                  $ 17.99     $ 15.99     $ 14.40      $ 12.49      $ 9.50
Total Return(b)...........................................       15.06%      13.99%      15.31%       31.47%     (5.16)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $73,824     $57,122     $33,134      $17,505      $7,197
     Ratio of Expenses to Average Net Assets..............        0.89%       1.00%       1.06%        1.38%       1.10%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       1.06%        1.49%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.13%       0.01%       0.01%      (0.47)%     (0.28)%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 17.02     $ 15.88     $ 14.53      $ 10.42     $ 10.48
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.03)      (0.09)       (0.04)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.92        2.57        1.91         4.15        0.42
                          Total From Investment Operations         2.93        2.54        1.82         4.11        0.41
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.28)      (1.40)      (0.47)           -       (0.47)
Net Asset Value, End of Period                                  $ 18.67     $ 17.02     $ 15.88      $ 14.53     $ 10.42
Total Return(b)...........................................       18.12%      16.63%      12.80%       39.44%       3.65%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $67,102     $46,466     $26,756      $12,945      $4,953
     Ratio of Expenses to Average Net Assets..............        1.47%       1.56%       1.65%        1.70%       1.69%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.47%       1.56% 1.65%(   d)     2.14%(d)    1.70%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.07%     (0.19)%     (0.62)%      (0.35)%     (0.07)%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.20        0.19         0.23        0.32
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.03)      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.42        0.17        0.19         0.23        0.32
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.20)      (0.19)       (0.23)      (0.32)
                         Total Dividends and Distributions       (0.40)      (0.20)      (0.19)       (0.23)      (0.32)
Net Asset Value, End of Period                                   $ 9.99      $ 9.97     $ 10.00      $ 10.00     $ 10.00
Total Return(b)...........................................        4.31%       1.77%  1.90%(  e)        2.33%       3.24%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $37,801     $38,214     $43,380      $40,460     $14,460
     Ratio of Expenses to Average Net Assets..............        1.18%       1.16%       1.29%        1.55%       1.60%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.18%       1.16%       1.32%        1.55%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.08%       2.02%       1.90%        2.21%       3.12%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%



(a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the contingent deferred sales charge.

(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.

(d) Expense ratio without commission rebates.

(e) In 2004, 1.02% of the total return consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Class J, Institutional, Preferred and Select classes of shares would have been .88%.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.




ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 29, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             Principal Investors Fund, Inc. SEC File 811-07572

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund) - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS
--------------------------------

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS
--------------------------------------------

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following table shows the percentage of the outstanding shares of underlying funds owned by the LifeTime Funds as of October 31, 2006.

                                         PRINCIPAL LIFETIME FUNDS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond & Mortgage Securities        16.87%     23.70%     13.86%      4.38%      1.11%      7.61%     67.54%
 Disciplined LargeCap Blend        10.16      27.92      25.91      12.99       6.55       1.96      85.49
 Inflation Protection               7.23                                                   4.32      11.55
 International Emerging Markets     2.21       5.82       5.67       2.45       1.12                 17.28
 International Growth               5.01      14.89      15.65       7.46       4.00       1.17      48.18
 Large Cap Growth                   4.66      11.72      11.69       6.35       3.12       0.99      38.53
 LargeCap Value                     4.38      11.09      11.32       6.21       2.92       0.94      36.85
 Partners International             1.55       3.26       3.18       1.68       0.81       0.27      10.75
 Partners LargeCap Blend I          3.30      10.50       8.72       4.39       2.17       0.76      29.84
 Partners LargeCap Growth I         1.13       2.17       2.42       1.46       0.66       0.20       8.05
 Partners LargeCap Growth II        3.54       9.07       9.05       4.97       2.36       0.68      29.68
 Partners LargeCap Value            2.08       5.03       5.06       2.71       1.38       0.44      16.69
 Partners LargeCap Value I          1.40       3.31       3.33       1.62       0.80                 10.45
 Partners MidCap Growth                        1.75       2.18       1.10       0.61                  5.64
 Partners MidCap Value I                       1.12       1.39       0.70       0.39                  3.60
 Partners SmallCap Growth I                               6.45       4.66       2.60                 13.71
 Partners SmallCap Growth III       2.36      13.51      13.60       7.71       4.14                 41.33
 Partners SmallCap Value I                                1.74       1.26       0.78                  3.78
 Preferred Securities              16.04      29.94      16.44       4.98       1.51       6.60      75.51
 Real Estate Securities             6.82      12.50       8.56       2.68       0.66       2.04      33.26
 SmallCap S&P 600 Index            10.03      11.45       9.11       5.08       2.22       2.22      40.11
 SmallCap Value                     2.66      14.16      14.47       8.18       4.41                 43.89
 Ultra Short Bond                  31.81                                                  30.57      62.38



The SAM Portfolios commenced operations on January 12, 2007, as successor portfolios for the WM Group of Funds ("WMA") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Funds of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/
                           FLEXIBLE         CONSERVATIVE                          CONSERVATIVE         STRATEGIC
   UNDERLYING FUND          INCOME            BALANCED           BALANCED            GROWTH              GROWTH
   ---------------         --------         ------------         --------         ------------         ---------
 REIT Fund                   1.87%              2.85%             30.86%             33.33%              20.35%
 Equity Income Fund          1.05               1.56              15.06              16.28               10.55
 Growth & Income Fund        2.29               2.25              24.33              26.28               17.08
 West Coast Equity
 Fund                        0.59               1.33              14.44              15.36               10.65
 MidCap Stock Fund           2.53               2.25              24.25              25.50               19.09
 Growth Fund                 2.65               2.68              30.98              31.32               22.45
 SmallCap Value Fund         3.17               2.58              31.01              34.95               22.92
 SmallCap Growth Fund        2.40               1.87              22.60              25.72               16.91
 International Growth
 Fund                                           2.85              31.54              31.83               22.33
 Short Term Income
 Fund                       42.88              15.20              18.55
 U.S. Government
 Securities Fund            15.77               9.88              46.79              16.36
 Income Fund                17.72               9.47              39.71              12.24
 High Yield Fund             4.97               3.25              18.66               8.43                8.25

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.
                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/

   UNDERLYING FUND           TOTAL
   ---------------           -----
 REIT Fund                  89.26%
 Equity Income Fund         44.50
 Growth & Income Fund       72.23
 West Coast Equity          42.37
 Fund
 MidCap Stock Fund          73.62
 Growth Fund                90.08
 SmallCap Value Fund        94.63
 SmallCap Growth Fund       69.50
 International Growth       88.55
 Fund
 Short Term Income          76.63
 Fund
 U.S. Government            88.80
 Securities Fund
 Income Fund                79.14
 High Yield Fund            43.56

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.



One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

 APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.


6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR TARGET DATE CATEGORY AVERAGE portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.